Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended March 31, 2019

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“Boston Properties,” “BXP” or the “Company”), the largest publicly-traded developer, owner and manager of primarily Class A office properties in the United States, concentrated in five markets -  Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. The Company’s complete portfolio totals 51.4 million square feet and 196 properties, including 11 properties under construction/redevelopment, and consists of 177 office properties, 12 retail properties, six residential properties and one hotel. Boston
Properties is well-known for its in-house building management expertise and responsiveness to tenants' needs. The Company holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants. Boston Properties actively works to promote its growth and operations in a sustainable and responsible manner.  The Company has earned seven consecutive Global Real Estate Sustainability Benchmark (GRESB) Green Stars and the highest GRESB 5-star Rating. Boston Properties, an S&P 500 Company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 52.

The Company also presents “BXP's Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company's share of the amount from the Company's unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from the Company's consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations and their share of fees due to the Company).  Management believes that presenting “BXP's Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company's partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP's Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners' interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financing and guarantees, liquidations and other matters. As a result, presentations of “BXP's Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company's financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP's Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 56.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael E. LaBelle
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Executive Vice President, Chief Financial Officer
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3822	at 617.236.3352 or
(f) 617.236.3311		(f) 617.236.3311	mlabelle@bostonproperties.com
investorrelations@bostonproperties.com
		www.bostonproperties.com	Sara Buda
Vice President, Investor Relations
at 617.236.3429 or
sbuda@bostonproperties.com

(Cover photo: Rendering of the future redevelopment of 325 Main Street, Cambridge, MA)

Q1 2019
Table of contents

Q1 2019
Company profile

SNAPSHOT

(as of March 31, 2019)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	196
Total Square Feet (includes unconsolidated joint ventures)	51.4 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1]	172.5 million
Closing Price, at the end of the quarter	$133.88 per share
Dividend - Quarter/Annualized	$0.95/$3.80 per share
Dividend Yield	2.84%
Consolidated Market Capitalization [1]	$34.3 billion
BXP's Share of Market Capitalization [1,2]	$34.0 billion
Senior Debt Ratings	A- (S&P); BBB+ (Fitch); Baa1 (Moody's)
STRATEGY

Boston Properties' primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•
to maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco and Washington, DC;

•
to invest in the highest quality buildings (primarily office) with unique amenities and locations that are able to maintain high occupancy, achieve premium rental rates through economic cycles and that advance our commitment to sustainable development and operations;

•
in our core markets, to maintain scale and a full-service real estate capability (development, construction, leasing and property management) to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as development, repositioning, acquisitions and dispositions, throughout the real estate investment cycle and (3) provide superior service to our tenants;

•
to be astute in market timing for investment decisions by developing into economic growth, acquiring properties in times of opportunity and selling assets at attractive prices, resulting in continuous portfolio refreshment;

•	to ensure a strong balance sheet to maintain consistent access to capital and the resultant ability to make opportunistic investments; and

•
to foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals and the counterparty of choice for tenants and real estate industry participants.

MANAGEMENT

Board of Directors		Chairman Emeritus
Joel I. Klein	Lead Independent Director	Mortimer B. Zuckerman
Owen D. Thomas	Chief Executive Officer
Douglas T. Linde	President	Management
Kelly A. Ayotte		Owen D. Thomas	Chief Executive Officer
Bruce W. Duncan		Douglas T. Linde	President
Karen E. Dykstra		Raymond A. Ritchey	Senior Executive Vice President
Carol B. Einiger	Chair of Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Dr. Jacob A. Frenkel
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	Peter D. Johnston	Executive Vice President, Washington, DC Region
		Bryan J. Koop	Executive Vice President, Boston Region
Martin Turchin		Robert E. Pester	Executive Vice President, San Francisco Region
David A. Twardock	Chair of Audit Committee	John F. Powers	Executive Vice President, New York Region
		Frank D. Burt	Senior Vice President and Chief Legal Officer
		Michael R. Walsh	Senior Vice President and Chief Accounting Officer
TIMING OF EARNINGS ANNOUNCEMENTS

Quarterly results for the next four quarters will be announced according to the following schedule:

Second Quarter, 2019	Tentatively July 30, 2019
Third Quarter, 2019	Tentatively October 29, 2019
Fourth Quarter, 2019	Tentatively January 28, 2020
First Quarter, 2020	Tentatively April 28, 2020
____________________

[1]	For additional detail, see page 26.

[2]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q1 2019
Guidance and assumptions

GUIDANCE

The Company’s guidance for the second quarter 2019 and full year 2019 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and development deliveries and the earnings impact of the events referenced in the earnings release issued on April 30, 2019 and otherwise referenced during the Company’s conference call scheduled for May 1, 2019.  Except as otherwise publicly disclosed, the estimates do not include any material (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) other possible capital markets activity or (3) possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 54. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	Second Quarter 2019		Full Year 2019
	Low	High	Low	High
Projected EPS (diluted)	$0.72	$0.74	$2.95	$3.02
Add:
Projected Company share of real estate depreciation and amortization	1.00	1.00	3.85	3.85
Impairment Loss	—	—	0.14	0.14
Projected Company share of losses on sales of real estate	0.01	0.01	0.01	0.01
Projected FFO per share (diluted)	$1.73	$1.75	$6.95	$7.02

ASSUMPTIONS
(dollars in thousands)

	Full Year 2019
	Low		High
Operating property activity:
Average In-service portfolio occupancy	92.50%	—	93.50%
Increase in BXP's Share of Same Property net operating income (excluding termination income) [1]	5.50%	—	6.75%
Increase in BXP's Share of Same Property net operating income - cash (excluding termination income) [1]	5.00%	—	6.50%
BXP's Share of Non Same Properties' incremental contribution to net operating income over prior year (excluding asset sales)	$75,000	—	$85,000
BXP's Share of incremental net operating income related to asset sales over prior year	$(14,000)	—	$(14,000)
BXP's Share of straight-line rent and fair value lease revenue (non-cash revenue)	$100,000	—	$120,000
Hotel net operating income	$15,000	—	$16,500
Termination income	$12,000	—	$17,000

Other revenue (expense):
Development and management services revenue [1]	$32,000	—	$36,000
General and administrative expense	$(140,000)	—	$(136,000)
Net interest expense	$(420,000)	—	$(405,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships' share of FFO	$(145,000)	—	$(135,000)

_____________

[1]
Assumptions for full year 2019 include a geography change of approximately $8 million related to the adoption of ASU 2016-02 - "Leases" on January 1, 2019 pursuant to which service income from tenants will be prospectively reported with lease revenue. As a result, full year 2019 assumptions for Development and Management Services revenue decreased by approximately $8 million, and BXP's Share of Same Property Net Operating Income and BXP's Share of Same Property Net Operating Income - Cash increased by approximately 50bps over 2018.

Q1 2019
Financial highlights

(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Mar-19	31-Dec-18
Net income attributable to Boston Properties, Inc. common shareholders	$98,105	$148,529
Net income attributable to Boston Properties, Inc. per share - diluted	$0.63	$0.96
FFO attributable to Boston Properties, Inc. common shareholders [1]	$266,007	$245,690
Diluted FFO per share [1]	$1.72	$1.59
Dividends per common share	$0.95	$0.95
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$161,705	$205,179

Selected items:
Revenue	$725,767	$705,157
Recoveries from tenants [3]	$118,818	$109,265
Service income from tenants [4]	$2,970	$3,213
BXP's Share of revenue [5]	$688,241	$669,787
BXP's Share of straight-line rent [5]	$23,255	$5,487
BXP's Share of fair value lease revenue [5,6]	$5,297	$5,119
BXP's Share of termination income [5]	$6,854	$4,687
Ground rent expense	$3,677	$3,633
Capitalized interest	$11,813	$14,172
Capitalized wages	$2,892	$4,525
BXP's Share of capitalized internal leasing and external legal costs [5]	$1,248	$2,749
Income from unconsolidated joint ventures	$213	$5,305
BXP's share of FFO from unconsolidated joint ventures [7]	$15,683	$14,611
Net income attributable to noncontrolling interests in property partnerships	$18,830	$16,425
FFO attributable to noncontrolling interests in property partnerships [8]	$36,832	$35,492

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$14,915	$16,772
Below-market rents (included within Other Liabilities)	$58,216	$66,321
Accrued rental income liability (included within Other Liabilities)	$80,500	$75,971
Accrued ground rent expense, net liability (included within Prepaid Expenses and Other Assets and Other Liabilities) [9]	$—	$49,178

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [10]	4.04	4.13
Interest Coverage Ratio (including capitalized interest) [10]	3.58	3.59
Fixed Charge Coverage Ratio [7]	3.03	3.05
BXP's Share of Net Debt to BXP's Share of EBITDAre [11]	6.47	6.44
Change in BXP's Share of Same Store Net Operating Income (NOI) (excluding termination income) [12]	7.7%	3.4%
Change in BXP's Share of Same Store NOI (excluding termination income) - cash [12]	9.2%	7.9%
FAD Payout Ratio [2]	101.40%	79.80%
Operating Margins [(rental revenue - rental expense)/rental revenue]	63.4%	62.8%
Occupancy of In-Service Properties	92.9%	91.4%

Capitalization:
Consolidated Debt	$11,005,558	$11,007,757
BXP's Share of Debt [13]	$10,721,203	$10,693,557
Consolidated Market Capitalization	$34,306,284	$30,592,581
Consolidated Debt/Consolidated Market Capitalization	32.08%	35.98%
BXP's Share of Market Capitalization [13]	$34,021,929	$30,278,381
BXP's Share of Debt/BXP's Share of Market Capitalization [13]	31.51%	35.32%
_____________

[1]	For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. common shareholders and Diluted FFO per share, see page 7.

[2]	For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

[3]	Upon the adoption of ASU 2016-02 - "Leases" on January 1, 2019, Recoveries from tenants are included in Lease revenue.

[4]
Upon the adoption of ASU 2016-02 - "Leases" on January 1, 2019, service income from tenants is included in Lease revenue. Prior to adoption, these amounts were included within the line Development and management services revenue.

[5]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[6]	Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.

Q1 2019
Financial highlights (continued)

[7]	For a quantitative reconciliation for the three months ended March 31, 2019, see page 35.

[8]	For a quantitative reconciliation for the three months ended March 31, 2019, see page 32.

[9]
Upon the adoption of ASU 2016-02 - "Leases" on January 1, 2019, the accrued ground rent expense, net liability has been reflected as an adjustment to Lease liabilities - operating leases on the consolidated balance sheet.

[10]	For a quantitative reconciliation for the three months ended March 31, 2019 and December 31, 2018, see page 30.

[11]	For a quantitative reconciliation for the three months ended March 31, 2019 and December 31, 2018, see page 29.

[12]	For a quantitative reconciliation for the three months ended March 31, 2019, see page 11.

[13]	For a quantitative reconciliation for March 31, 2019, see page 26.

Q1 2019
Consolidated Balance Sheets

(unaudited and in thousands)

	31-Mar-19	31-Dec-18
ASSETS
Real estate [1]	$20,835,575	$20,870,602
Construction in progress	647,469	578,796
Land held for future development	258,221	200,498
Right of use assets - finance leases [1]	187,292	—
Right of use assets - operating leases	151,166	—
Less accumulated depreciation	(4,962,959)	(4,897,777)
Total real estate	17,116,764	16,752,119
Cash and cash equivalents	360,091	543,359
Cash held in escrows	72,207	95,832
Investments in securities	32,052	28,198
Tenant and other receivables, net	92,462	86,629
Related party note receivable	80,000	80,000
Note receivable	19,593	19,468
Accrued rental income, net	954,063	934,896
Deferred charges, net	666,320	678,724
Prepaid expenses and other assets	131,472	80,943
Investments in unconsolidated joint ventures	976,580	956,309
Total assets	$20,501,604	$20,256,477

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,959,908	$2,964,572
Unsecured senior notes, net	7,547,043	7,544,697
Unsecured line of credit	—	—
Unsecured term loan, net	498,607	498,488
Lease liabilities- finance leases [1]	173,123	—
Lease liabilities - operating leases	199,653	—
Accounts payable and accrued expenses	328,885	276,645
Dividends and distributions payable	165,352	165,114
Accrued interest payable	89,171	89,267
Other liabilities [1]	369,575	503,726
Total liabilities	12,331,317	12,042,509

Commitments and contingencies	—	—

Equity:
Stockholders' equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding at March 31, 2019 and December 31, 2018	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 154,594,386 and 154,537,378 issued and 154,515,486 and 154,458,478 outstanding at March 31, 2019 and December 31, 2018, respectively	1,545	1,545
Additional paid-in capital	6,414,612	6,407,623
Dividends in excess of earnings	(728,083)	(675,534)
Treasury common stock at cost, 78,900 shares at March 31, 2019 and December 31, 2018	(2,722)	(2,722)
Accumulated other comprehensive loss	(48,734)	(47,741)
Total stockholders' equity attributable to Boston Properties, Inc.	5,836,618	5,883,171

Noncontrolling interests:
Common units of the Operating Partnership	623,061	619,352
Property partnerships	1,710,608	1,711,445
Total equity	8,170,287	8,213,968

Total liabilities and equity	$20,501,604	$20,256,477

_____________

[1]
Upon the adoption of ASU 2016-02 - "Leases" on January 1, 2019, the Right of Use Assets - Finance Leases and Lease Liabilities - Finance Leases are shown as their own lines. Prior to adoption, these amounts were included within the lines Real Estate and Other Liabilities, respectively.

Q1 2019
Consolidated Income Statements

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Mar-19	31-Dec-18
Revenue
Lease [1,2]	$679,251	$—
Base rent [2]	—	541,902
Recoveries from tenants [2]	—	109,265
Parking and other	24,906	27,831
Hotel revenue	8,938	11,745
Development and management services [1]	9,277	12,195
Direct reimbursements of payroll and related costs from management services contracts	3,395	2,219
Total revenue	725,767	705,157
Expenses
Operating	127,857	128,456
Real estate taxes	129,660	124,587
Demolition costs	—	—
Hotel operating	7,863	8,221
General and administrative [3]	41,762	27,683
Payroll and related costs from management services contracts	3,395	2,219
Transaction costs	460	195
Depreciation and amortization	164,594	165,439
Total expenses	475,591	456,800
Other income (expense)
Income from unconsolidated joint ventures	213	5,305
(Losses) gains on sales of real estate	(905)	59,804
Gains (losses) from investments in securities [3]	2,969	(3,319)
Interest and other income	3,753	3,774
Impairment losses [4]	(24,038)	(11,812)
Losses from early extinguishments of debt	—	(16,490)
Interest expense	(101,009)	(100,378)
Net income	131,159	185,241
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,830)	(16,425)
Noncontrolling interest - common units of the Operating Partnership [5]	(11,599)	(17,662)
Net income attributable to Boston Properties, Inc.	100,730	151,154
Preferred dividends	(2,625)	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$98,105	$148,529

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.63	$0.96
Net income attributable to Boston Properties, Inc. per share - diluted	$0.63	$0.96

_____________

[1]
Upon the adoption of ASU 2016-02 - "Leases" on January 1, 2019, service income from tenants is included in Lease revenue. Prior to adoption, these amounts were included within the line Development and management services revenue.

[2]	Upon the adoption of ASU 2016-02 - "Leases" on January 1, 2019, Base rent and Recoveries from tenants are included in Lease revenue. Prior to adoption, these amounts were shown as their own lines.

[3]
General and administrative expense includes $3.0 million and $(3.3) million and gains (losses) from investments in securities include $3.0 million and $(3.3) million for the three months ended March 31, 2019 and December 31, 2018, respectively, related to the Company's deferred compensation plan.

[4]
For the period ended March 31, 2019, includes the anticipated sale of the Company’s non-core asset One Tower Center located in East Brunswick, NJ. For December 31, 2018, consists of approximately $8.7 million and $3.1 million related to 6595 Springfield Center Drive (TSA Headquarters) and 2600 Tower Oaks Boulevard, respectively.

[5]	For additional detail, see page 7.

Q1 2019
Funds from operations (FFO) [1]

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Mar-19	31-Dec-18
Net income attributable to Boston Properties, Inc. common shareholders	$98,105	$148,529
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	11,599	17,662
Noncontrolling interests in property partnerships	18,830	16,425
Net income	131,159	185,241
Add:
Depreciation and amortization expense	164,594	165,439
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(18,002)	(19,067)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	15,470	17,576
Corporate-related depreciation and amortization	(395)	(398)
Impairment losses	24,038	11,812
Less:
(Losses) gains on sales of real estate	(905)	59,804
Gain on sale of real estate included within income from unconsolidated joint ventures	—	8,270
Noncontrolling interests in property partnerships	18,830	16,425
Preferred dividends	2,625	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)	296,314	273,479
Less:
Noncontrolling interest - common units of the Operating Partnership's share of FFO	30,307	27,789
FFO attributable to Boston Properties, Inc. common shareholders	$266,007	$245,690

Boston Properties, Inc.'s percentage share of Basic FFO	89.77%	89.84%
Noncontrolling interest's - common unitholders percentage share of Basic FFO	10.23%	10.16%
Basic FFO per share	$1.72	$1.59
Weighted average shares outstanding - basic	154,525	154,467
Diluted FFO per share	$1.72	$1.59
Weighted average shares outstanding - diluted	154,844	154,773

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Mar-19	31-Dec-18
Basic FFO	$296,314	$273,479
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	296,314	273,479
Less:
Noncontrolling interest - common units of the Operating Partnership's share of diluted FFO	30,251	27,739
Boston Properties, Inc.'s share of Diluted FFO	$266,063	$245,740

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Mar-19	31-Dec-18
Shares/units for Basic FFO	172,131	171,938
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	319	306
Shares/units for Diluted FFO	172,450	172,244
Less:
Noncontrolling interest - common units of the Operating Partnership's share of Diluted FFO (shares/units)	17,606	17,471
Boston Properties, Inc.'s share of shares/units for Diluted FFO	154,844	154,773

Boston Properties, Inc.'s percentage share of Diluted FFO	89.79%	89.86%
_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	For a quantitative reconciliation for the three months ended March 31, 2019, see page 32.

[3]	For a quantitative reconciliation for the three months ended March 31, 2019, see page 35.

Q1 2019
Funds available for distributions (FAD) [1]

(dollars in thousands)

	Three Months Ended
	31-Mar-19	31-Dec-18
Net income attributable to Boston Properties, Inc. common shareholders	$98,105	$148,529
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	11,599	17,662
Noncontrolling interests in property partnerships	18,830	16,425
Net income	131,159	185,241
Add:
Depreciation and amortization expense	164,594	165,439
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(18,002)	(19,067)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	15,470	17,576
Corporate-related depreciation and amortization	(395)	(398)
Impairment losses	24,038	11,812
Less:
(Losses) gains on sales of real estate	(905)	59,804
Gain on sale of real estate included within income from unconsolidated joint ventures	—	8,270
Noncontrolling interests in property partnerships	18,830	16,425
Preferred dividends	2,625	2,625
Basic FFO	296,314	273,479
Add:
BXP's Share of lease transaction costs that qualify as rent inducements 1, [4]	1,052	4,198
BXP's Share of hedge amortization [1]	1,435	1,435
Straight-line ground rent expense adjustment [5]	975	1,055
Stock-based compensation	15,050	8,417
Non-real estate depreciation	395	398
Unearned portion of capitalized fees from consolidated joint ventures [6]	697	4,274
Less:
BXP's Share of straight-line rent [1]	23,255	5,487
BXP's Share of fair value lease revenue [1,7]	5,297	5,119
BXP's Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP's Share of 2nd generation tenant improvements and leasing commissions [1]	108,943	60,412
BXP's Share of maintenance capital expenditures [1,8]	15,064	16,787
Hotel improvements, equipment upgrades and replacements	1,654	272
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$161,705	$205,179

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	163,975	163,735

FAD Payout Ratio[1] (B÷A)	101.40%	79.80%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	For a quantitative reconciliation for the three months ended March 31, 2019, see page 32.

[3]	For a quantitative reconciliation for the three months ended March 31, 2019, see page 35.

[4]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[5]
Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2022 with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.

[6]	See page 58 for additional information.

[7]	Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.

[8]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q1 2019
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP's Share of same property net operating income (NOI)
(in thousands)

	Three Months Ended
	31-Mar-19	31-Mar-18
Net income attributable to Boston Properties, Inc. common shareholders	$98,105	$176,021
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	100,730	178,646
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	11,599	20,432
Noncontrolling interest in property partnerships	18,830	17,234
Net income	131,159	216,312
Add:
Interest expense	101,009	90,220
Impairment loss	24,038	—
Depreciation and amortization expense	164,594	165,797
Transaction costs	460	21
Payroll and related costs from management services contracts	3,395	2,885
General and administrative expense	41,762	35,894
Less:
Interest and other income	3,753	1,648
Gains (losses) from investments in securities	2,969	(126)
(Losses) gains on sales of real estate	(905)	96,397
Income from unconsolidated joint ventures	213	461
Direct reimbursements of payroll and related costs from management services contracts	3,395	2,885
Development and management services revenue	9,277	8,405
Net Operating Income (NOI)	447,715	401,459
Add:
BXP's share of NOI from unconsolidated joint ventures [1]	25,349	16,060
Less:
Partners' share of NOI from consolidated joint ventures (after priority allocations) [2]	47,085	45,909
BXP's Share of NOI	425,979	371,610
Less:
Termination income	6,936	1,362
BXP's share of termination income from unconsolidated joint ventures [1]	36	—
Add:
Partners' share of termination income from consolidated joint ventures [2]	118	2
BXP's Share of NOI (excluding termination income)	$419,125	$370,250

Net Operating Income (NOI)	$447,715	$401,459
Less:
Termination income	6,936	1,362
NOI from non Same Properties (excluding termination income) [3]	18,828	4,335
Same Property NOI (excluding termination income)	421,951	395,762
Less:
Partners' share of NOI from consolidated joint ventures (excluding termination income and after priority allocations) [2]	46,967	45,907
Add:
Partners' share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations) [3]	580	36
BXP's share of NOI from unconsolidated joint ventures (excluding termination income) [1]	25,313	16,060
Less:
BXP's share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	6,956	187
BXP's Share of Same Property NOI (excluding termination income)	$393,921	$365,764

_____________

[1]	For a quantitative reconciliation for the three months ended March 31, 2019, see page 61.

[2]	For a quantitative reconciliation for the three months ended March 31, 2019, see page 58.

[3]
Pages 20-23 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2019 and therefore are no longer a part of the Company’s property portfolio.

Q1 2019
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP's Share of same property net operating income (NOI) - cash

(in thousands)

	Three Months Ended
	31-Mar-19	31-Mar-18
Net income attributable to Boston Properties, Inc. common shareholders	$98,105	$176,021
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	100,730	178,646
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	11,599	20,432
Noncontrolling interest in property partnerships	18,830	17,234
Net income	131,159	216,312
Add:
Interest expense	101,009	90,220
Impairment loss	24,038	—
Depreciation and amortization expense	164,594	165,797
Transaction costs	460	21
Payroll and related costs from management services contracts	3,395	2,885
General and administrative expense	41,762	35,894
Less:
Interest and other income	3,753	1,648
Gains (losses) from investments in securities	2,969	(126)
(Losses) gains on sales of real estate	(905)	96,397
Income from unconsolidated joint ventures	213	461
Direct reimbursements of payroll and related costs from management services contracts	3,395	2,885
Development and management services revenue	9,277	8,405
Net Operating Income (NOI)	447,715	401,459
Less:
Straight-line rent	22,483	27,101
Fair value lease revenue	6,248	5,590
Termination income	6,936	1,362
Add:
Straight-line ground rent expense adjustment [1]	855	898
Lease transaction costs that qualify as rent inducements [2]	879	316
NOI - cash (excluding termination income)	413,782	368,620
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	18,783	6,026
Same Property NOI - cash (excluding termination income)	394,999	362,594
Less:
Partners' share of NOI - cash from consolidated joint ventures (excluding termination income and after priority allocations) [4]	42,802	38,108
Add:
Partners' share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations) [3]	641	109
BXP's share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	21,500	14,071
Less:
BXP's share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	5,398	907
BXP's Share of Same Property NOI - cash (excluding termination income)	$368,940	$337,759

_____________

[1]
In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $120 and $(46) for the three months ended March 31, 2019 and 2018, respectively. As of March 31, 2019, the Company has remaining lease payments aggregating approximately $26.0 million, all of which it expects to incur by the end of 2022 with no payments thereafter. Under GAAP, the Company is recognizing expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2022 may vary significantly.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.

[3]
Pages 20-23 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2019 and therefore are no longer a part of the Company’s property portfolio.

[4]	For a quantitative reconciliation for the three months ended March 31, 2019, see page 58.

[5]	For a quantitative reconciliation for the three months ended March 31, 2019, see page 61.

Q1 2019
Same property net operating income (NOI) by reportable segment

(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-19	31-Mar-18	Change	Change	31-Mar-19	31-Mar-18	Change	Change
Rental Revenue [2]	$665,610	$625,080			$12,925	$13,180
Less: Termination income	7,132	825			—	—
Rental revenue (excluding termination income) [2]	658,478	624,255	$34,223	5.5%	12,925	13,180	$(255)	(1.9)%
Less: Operating expenses and real estate taxes	239,952	232,014	7,938	3.4%	9,500	9,659	(159)	(1.6)%
NOI (excluding termination income) 2, [3]	$418,526	$392,241	$26,285	6.7%	$3,425	$3,521	$(96)	(2.7)%

Rental revenue (excluding termination income) [2]	$658,478	$624,255	$34,223	5.5%	$12,925	$13,180	$(255)	(1.9)%
Less: Straight-line rent and fair value lease revenue	28,520	34,252	(5,732)	(16.7)%	(9)	1	(10)	(1,000.0)%
Add: Lease transaction costs that qualify as rent inducements [4]	704	187	517	276.5%	—	—	—	—%
Subtotal	630,662	590,190	40,472	6.9%	12,934	13,179	(245)	(1.9)%
Less: Operating expenses and real estate taxes	239,952	232,014	7,938	3.4%	9,500	9,659	(159)	(1.6)%
Add: Straight-line ground rent expense [5]	855	898	(43)	(4.8)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$391,565	$359,074	$32,491	9.0%	$3,434	$3,520	$(86)	(2.4)%

	Consolidated Total [1]				BXP's share of Unconsolidated Joint Ventures
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-19	31-Mar-18	Change	Change	31-Mar-19	31-Mar-18	Change	Change
Rental Revenue [2]	$678,535	$638,260			$28,699	$25,716
Less: Termination income	7,132	825			36	—
Rental revenue (excluding termination income) [2]	671,403	637,435	$33,968	5.3%	28,663	25,716	$2,947	11.5%
Less: Operating expenses and real estate taxes	249,452	241,673	7,779	3.2%	10,306	9,843	463	4.7%
NOI (excluding termination income) 2, [3]	$421,951	$395,762	$26,189	6.6%	$18,357	$15,873	$2,484	15.6%

Rental revenue (excluding termination income) [2]	$671,403	$637,435	$33,968	5.3%	$28,663	$25,716	$2,947	11.5%
Less: Straight-line rent and fair value lease revenue	28,511	34,253	(5,742)	(16.8)%	2,428	2,779	(351)	(12.6)%
Add: Lease transaction costs that qualify as rent inducements [4]	704	187	517	276.5%	173	70	103	147.1%
Subtotal	$643,596	$603,369	40,227	6.7%	26,408	23,007	3,401	14.8%
Less: Operating expenses and real estate taxes	249,452	241,673	7,779	3.2%	10,306	9,843	463	4.7%
Add: Straight-line ground rent expense [5]	855	898	(43)	(4.8)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$394,999	$362,594	$32,405	8.9%	$16,102	$13,164	$2,938	22.3%

	Partners' share of Consolidated Joint Ventures				BXP's Share 2, [6]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-19	31-Mar-18	Change	Change	31-Mar-19	31-Mar-18	Change	Change
Rental Revenue [2]	$75,306	$73,992			$631,928	$589,984
Less: Termination income	118	—			7,050	825
Rental revenue (excluding termination income) [2]	75,188	73,992	$1,196	1.6%	624,878	589,159	$35,719	6.1%
Less: Operating expenses and real estate taxes	28,801	28,121	680	2.4%	230,957	223,395	7,562	3.4%
NOI (excluding termination income) 2, [3]	$46,387	$45,871	$516	1.1%	$393,921	$365,764	$28,157	7.7%

Rental revenue (excluding termination income) [2]	$75,188	$73,992	$1,196	1.6%	$624,878	$589,159	$35,719	6.1%
Less: Straight-line rent and fair value lease revenue	4,226	7,872	(3,646)	(46.3)%	26,713	29,160	(2,447)	(8.4)%
Add: Lease transaction costs that qualify as rent inducements [4]	—	—	—	—%	877	257	620	241.2%
Subtotal	70,962	66,120	4,842	7.3%	599,042	560,256	38,786	6.9%
Less: Operating expenses and real estate taxes	28,801	28,121	680	2.4%	230,957	223,395	7,562	3.4%
Add: Straight-line ground rent expense [5]	—	—	—	—%	855	898	(43)	(4.8)%
NOI - cash (excluding termination income) 2, [3]	$42,161	$37,999	$4,162	11.0%	$368,940	$337,759	$31,181	9.2%
___________________

[1]	Includes 100% share of consolidated joint ventures but excludes Salesforce Tower because it is not a Same Property.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[3]
For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.

[4]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.

[5]
Excludes the straight-line impact of approximately $120 and $(46) for the three months ended March 31, 2019 and 2018, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 10.

[6]	BXP's Share represents consolidated plus the Company' share of unconsolidated joint ventures less the partners' share of consolidated joint ventures.

Q1 2019
Capital expenditures, tenant improvement costs and leasing commissions

(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Mar-19	31-Dec-18
Maintenance capital expenditures	$14,516	$16,440
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures [1]	432	9,605
Hotel improvements, equipment upgrades and replacements	1,654	272
Subtotal	16,602	26,317
Add:
BXP's share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	737	919
BXP's share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	2,970	3,096
BXP's share of repositioning capital expenditures from unconsolidated JVs	766	458
Less:
Partners' share of maintenance capital expenditures from consolidated JVs	189	572
Partners' share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners' share of repositioning capital expenditures from consolidated JVs	1,022	1,935
BXP's Share of Capital Expenditures [2]	$19,864	$28,283

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS [3]

	Three Months Ended
	31-Mar-19	31-Dec-18
Square feet	1,622,189	1,324,028
Tenant improvements and lease commissions PSF	$79.40	$58.14

___________________

[1]	Includes capital expenditures related to the repositioning activities designed to enhance revenue potential at 399 Park Avenue and 767 Fifth Avenue (the GM Building) (60% ownership) in New York City.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[3]	Includes 100% of unconsolidated joint ventures.

Q1 2019
Acquisitions and dispositions

For the period from January 1, 2019 through March 31, 2019
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	Leased (%)
Carnegie Center (land parcels)	Princeton, NJ	January 10, 2019	N/A	$42,949	$8,581	$51,530	N/A
Total Acquisitions			—	$42,949	$8,581	$51,530	—%

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Loss [1]

2600 Tower Oaks Boulevard	Rockville, MD	January 24, 2019	179,421	$22,650	$21,408	$(573)
Total Dispositions			179,421	$22,650	$21,408	$(573)

________________

[1]
Excludes approximately $0.3 million of losses on sales of real estate recognized during the three months ended March 31, 2019 related to loss amounts from sales of real estate occurring in prior years.

Q1 2019
Construction in progress

as of March 31, 2019
(dollars in thousands)
CONSTRUCTION IN PROGRESS [1]

	Actual/Estimated				BXP's share
						Estimated Total Investment [2]			Amount Drawn at	Estimated Future Equity Requirement [2]			Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP's share)
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]		Total Financing				Percentage Leased [3]
Construction Properties			Location						3/31/19
Office and Retail
The Hub on Causeway - Podium (50% ownership)	Q2 2019	Q4 2019	Boston, MA	385,000	$128,118	$141,870	$102,300		$70,007	$—	88%		—%	N/A
145 Broadway	Q4 2019	Q4 2019	Cambridge, MA	485,000	259,016	366,400	—		—	107,384	98%		—%	N/A
Dock 72 (50% ownership)	Q3 2019	Q3 2021	Brooklyn, NY	670,000	165,880	243,150	125,000		71,448	23,718	33%		—%	N/A
17Fifty Presidents Street	Q2 2020	Q3 2020	Reston, VA	276,000	56,941	142,900	—		—	85,959	100%		—%	N/A
20 CityPoint	Q3 2019	Q1 2021	Waltham, MA	211,000	67,305	97,000	—		—	29,695	63%		—%	N/A
100 Causeway Street (50% ownership)	Q2 2021	Q3 2022	Boston, MA	627,000	67,453	267,300	—	—	—	199,847	70%		—%	N/A
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership) [6]	Q3 2022	Q3 2022	Bethesda, MD	734,000	60,268	198,900	—		—	138,632	100%		—%	N/A
Reston Gateway	Q4 2022	Q4 2023	Reston, VA	1,062,000	50,218	715,300	—			665,082	80%		—%	N/A
Total Office Properties under Construction				4,450,000	$855,199	$2,172,820	$227,300		$141,455	$1,250,317	78%		—%	N/A

Residential
The Hub on Causeway - Residential (440 units) (50% ownership)	Q4 2019	Q4 2021	Boston, MA	320,000	$95,129	$153,500	$90,000		$31,750	$121	N/A		—%	N/A
MacArthur Station Residences (402 units) [7]	Q2 2020	Q4 2021	Oakland, CA	324,000	84,271	263,600	—		—	179,329	N/A		—%	N/A
Total Residential Properties under Construction				644,000	$179,400	$417,100	$90,000		$31,750	$179,450	N/A		—%	N/A

Redevelopment Properties
One Five Nine East 53rd (55% ownership)	Q4 2019	Q4 2019	New York, NY	220,000	$107,915	$150,000	$—		$—	$42,085	90%		—%	N/A
Total Redevelopment Properties under Construction				220,000	$107,915	$150,000	$—		$—	$42,085	90%		—%	N/A

Total Properties Under Construction and Redevelopment				5,314,000	$1,142,514	$2,739,920	$317,300		$173,205	$1,471,852	78%	[8]	—%	N/A

Q1 2019
Construction in progress (continued)

PROJECTS FULLY PLACED IN-SERVICE DURING 2019

	Actual/Estimated				BXP's share
						Estimated Total Investment [2]		Amount Drawn at	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5] (BXP's share)
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location					3/31/19
None to date
Total Projects Placed In-Service				—	$—	$—	$—	$—	$—	—%	$—
_____________

[1]
A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.

[2]	Includes income (loss) and interest carry on debt and equity investment.

[3]	Represents percentage leased as of April 26, 2019 including leases with future commencement dates.

[4]	Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.

[5]	Amounts represent Net Operating Income (Loss) for the three months ended March 31, 2019. See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[6]	On April 26, 2019, the joint venture obtained construction financing with a total commitment of $255.0 million.

[7]	Project is subject to a 99-year ground lease (including extension options) with an option to purchase in the future.

[8]	Excludes residential units.

Q1 2019
Land parcels and purchase options

as of March 31, 2019

OWNED LAND PARCELS

Location	Approximate Developable Square Feet
San Jose, CA [1,2]	3,277,000
Reston, VA	3,137,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,650,000
Waltham, MA	605,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
Santa Clara, CA [1]	414,000
Marlborough, MA	400,000
Dulles, VA	310,000
Annapolis, MD (50% ownership)	300,000
Gaithersburg, MD	240,000
Total	13,275,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet
Boston, MA	1,300,000
San Francisco, CA	820,000
Cambridge, MA	623,000
Brooklyn, NY (50% ownership)	600,000
Washington, DC	482,000
Total	3,825,000

__________________

[1]	Excludes the existing square footage related to in-service properties being held for future re-development listed on pages 20-23.

[2]
1,078,000 square feet is under a 65-year ground lease and included as a finance lease asset and liability within the Company’s balance sheet. Beginning in February 2020, the Company has an option, for 12 months, to acquire the land at a fixed cost of $134.8 million of which the Company had deposited $15.0 million at closing.

Q1 2019
Leasing activity

for the three months ended March 31, 2019

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	3,859,897
Less:
Property dispositions/properties taken out of service	85,019
Add:
Leases expiring or terminated during the period	1,274,106
Total space available for lease	5,048,984

1st generation leases	244,430
2nd generation leases with new tenants	883,922
2nd generation lease renewals	738,267
Total space leased	1,866,619

Vacant space available for lease at the end of the period	3,182,365
Net (increase)/decrease in available space	677,532

Second generation leasing information: [1]
Leases commencing during the period (SF)	1,622,189
Weighted average lease term (months)	122
Weighted average free rent period (days)	111
Total transaction costs per square foot [2]	$79.40
Increase (decrease) in gross rents [3]	6.15%
Increase (decrease) in net rents [4]	9.35%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [6]
	1st generation	2nd generation	total [5]	gross [3]	net [4]
Boston	84,080	400,782	484,862	7.37%	11.68%	568,087
Los Angeles	—	2,424	2,424	(5.54)%	(8.36)%	725
New York	—	775,747	775,747	2.39%	3.07%	488,318
San Francisco	157,968	225,726	383,694	33.12%	51.07%	331,063
Washington, DC	2,382	217,510	219,892	(3.56)%	(4.73)%	134,153
Total / Weighted Average	244,430	1,622,189	1,866,619	6.15%	9.35%	1,522,346

_____________

[1]
Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,622,189 square feet of second generation leases that commenced in Q1 2019, leases for 1,471,114 square feet were signed in prior periods.

[2]	Total transaction costs include tenant improvements and leasing commissions but exclude free rent concessions.

[3]
Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,293,772 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying "swing space").

[4]
Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,293,772 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying "swing space").

[5]	Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.

[6]
Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 151,075.

Q1 2019
Portfolio overview

for the three months ended March 31, 2019
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type [1,2]

	Office	Retail	Residential	Hotel	Total
Boston	12,781,857	933,973	229,670	330,000	14,275,500
Los Angeles	2,181,954	113,817	—	—	2,295,771
New York	11,083,979	371,184	—	—	11,455,163
San Francisco	7,186,167	326,012	—	—	7,512,179
Washington, DC	9,044,831	674,459	822,436	—	10,541,726
Total	42,278,788	2,419,445	1,052,106	330,000	46,080,339
% of Total	91.75%	5.25%	2.28%	0.72%	100.00%

Rental revenue of in-service properties by unit type [1]

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$645,280	$51,269	$7,694	$8,852	$713,095
Less:
Partners' share from consolidated joint ventures [4]	70,287	6,812	—	—	77,099
Add:
BXP's share from unconsolidated joint ventures [5]	38,296	1,283	—	—	39,579
BXP's Share of Rental revenue [1]	$613,289	$45,740	$7,694	$8,852	$675,575
% of Total	90.78%	6.77%	1.14%	1.31%	100.00%

Percentage of BXP's Share of net operating income (NOI) (excluding termination income) by location 1, [6]

	CBD	Suburban	Total
Boston	24.56%	6.58%	31.14%
Los Angeles	3.75%	—%	3.75%
New York	26.43%	2.46%	28.89%
San Francisco	16.22%	3.42%	19.64%
Washington, DC	6.76%	9.82%	16.58%
Total	77.72%	22.28%	100.00%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	Includes 100% of the rentable square footage of the Company's In-Service Properties. For additional detail relating to the Company's In-Service Properties, see pages 20-23.

[3]	Excludes approximately $86 of revenue from retail tenants that is included in Retail.

[4]	See page 58 for additional information.

[5]	See page 61 for additional information.

[6]
BXP's Share of Net Operating Income (NOI) (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP's Share of NOI (excluding termination income), see page 9.

Q1 2019
Residential and hotel performance

(dollars in thousands)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	31-Mar-19	31-Dec-18	31-Mar-19	31-Dec-18
Rental Revenue [2]	$7,715	$7,273	$8,938	$11,745
Operating expenses and real estate taxes	3,774	3,694	7,863	8,221
Net Operating Income (NOI) [2]	3,941	3,579	1,075	3,524

Rental Revenue [2]	$7,715	$7,273	$8,938	$11,745
Less: Straight line rent and fair value lease revenue	(102)	24	(6)	(6)
Subtotal	7,817	7,249	8,944	11,751
Less: Operating expenses and real estate taxes	3,774	3,694	7,863	8,221
NOI - cash basis [2]	$4,043	$3,555	$1,081	$3,530

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Three Months Ended		Percent
	31-Mar-19	31-Mar-18	Change
The Avant at Reston Town Center (359 units), Reston, VA [2,3]
Average Monthly Rental Rate	$2,352	$2,347	0.21%
Average Rental Rate Per Occupied Square Foot	$2.57	$2.58	(0.39)%
Average Physical Occupancy	90.25%	94.06%	(4.05)%
Average Economic Occupancy	89.30%	93.12%	(4.10)%

The Lofts at Atlantic Wharf (86 units), Boston, MA [2,3]
Average Monthly Rental Rate	$4,433	$4,116	7.70%
Average Rental Rate Per Occupied Square Foot	$4.86	$4.61	5.42%
Average Physical Occupancy	94.57%	92.25%	2.51%
Average Economic Occupancy	94.96%	91.17%	4.16%

Signature at Reston (508 units), Reston, VA [2,3,4]
Average Monthly Rental Rate	$2,260	$2,148	5.21%
Average Rental Rate Per Occupied Square Foot	$2.47	$2.41	2.49%
Average Physical Occupancy	53.28%	9.58%	456.16%
Average Economic Occupancy	46.35%	4.02%	1,052.99%

Proto Kendall Square (280 units), Cambridge, MA [2,3,5]
Average Monthly Rental Rate	$2,705	N/A	N/A
Average Rental Rate Per Occupied Square Foot	$5.07	N/A	N/A
Average Physical Occupancy	63.45%	N/A	N/A
Average Economic Occupancy	58.21%	N/A	N/A

Boston Marriott Cambridge (437 rooms), Cambridge, MA [3]
Average Occupancy	80.20%	81.00%	(0.99)%
Average Daily Rate	$221.39	$218.84	1.17%
Revenue Per Available Room	$177.63	$177.34	0.16%

_____________

[1]	Includes retail space.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[3]	Excludes retail space.

[4]	This property was completed and fully placed in-service on June 7, 2018 and is in its initial lease-up period with expected stabilization in the second quarter of 2020.

[5]	This property was completed and fully placed in-service on September 1, 2018 and is in its initial lease-up period with expected stabilization in the third quarter of 2019.

Q1 2019
In-service property listing

as of March 31, 2019

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,763,531	100.0%	$66.92
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,184	95.2%	60.55
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,235,538	98.4%	63.21
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	100.0%	66.44
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	71.92
Prudential Center (retail shops) [3]	CBD Boston MA	1	595,155	98.9%	88.32
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	94.3%	51.23
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	95.1%	73.93
Star Market at the Prudential Center [3]	CBD Boston MA	1	57,235	100.0%	59.72
Subtotal		9	7,413,721	98.2%	$66.78

355 Main Street	East Cambridge MA	1	265,342	100.0%	$74.87
90 Broadway	East Cambridge MA	1	223,771	100.0%	64.33
255 Main Street	East Cambridge MA	1	215,394	100.0%	76.88
300 Binney Street	East Cambridge MA	1	195,191	100.0%	58.72
150 Broadway	East Cambridge MA	1	177,226	100.0%	49.00
105 Broadway	East Cambridge MA	1	152,664	100.0%	65.16
325 Main Street	East Cambridge MA	1	115,361	59.4%	46.13
250 Binney Street	East Cambridge MA	1	67,362	100.0%	45.26
University Place	Mid-Cambridge MA	1	195,282	100.0%	49.90
Subtotal		9	1,607,593	97.1%	$62.04

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	997,032	94.3%	$43.06
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	96.4%	37.17
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	37.03
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	53.00
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,667	92.8%	38.46
230 CityPoint	Route 128 Mass Turnpike MA	1	296,212	92.7%	39.62
200 West Street	Route 128 Mass Turnpike MA	1	256,245	75.1%	39.94
10 CityPoint	Route 128 Mass Turnpike MA	1	241,199	98.1%	51.55
77 CityPoint	Route 128 Mass Turnpike MA	1	209,708	91.9%	49.58
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	114,969	100.0%	44.90
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	43.50
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	41.17
The Point [3]	Route 128 Mass Turnpike MA	1	16,300	84.7%	56.04
191 Spring Street [5]	Route 128 Northwest MA	1	170,997	100.0%	44.55
Lexington Office Park	Route 128 Northwest MA	2	166,775	79.0%	29.96
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	42.83
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	40.74
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.88
164 Lexington Road	Route 128 Northwest MA	1	64,140	—%	—
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	43.59
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	40.11
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	42.12
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	45.26
Subtotal		29	4,666,112	93.4%	$42.20

Boston Office Total:		47	13,687,426	96.5%	$58.06

Residential
Proto Kendall Square (280 units) [5]	East Cambridge MA	1	166,717
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097
Boston Residential Total:		2	253,814

Q1 2019
In-service property listing (continued)

as of March 31, 2019

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		50	14,275,500

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,117,647	99.3%	$64.49
Santa Monica Business Park (55% ownership) [4,5]	West Los Angeles CA	14	1,103,882	92.9%	54.94
Santa Monica Business Park Retail (55% ownership) [3,4,5]	West Los Angeles CA	7	74,242	92.3%	57.66
Subtotal		27	2,295,771	96.0%	$59.86

Los Angeles Total:		27	2,295,771	96.0%	$59.86

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,842,083	89.5%	$157.17
399 Park Avenue	Park Avenue NY	1	1,574,000	89.0%	94.12
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,444,272	99.2%	99.12
599 Lexington Avenue	Park Avenue NY	1	1,062,916	98.5%	91.55
Times Square Tower (55% ownership)	Times Square NY	1	1,247,805	99.3%	79.43
250 West 55th Street	Times Square / West Side NY	1	967,323	98.1%	92.25
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,083	98.1%	136.27
540 Madison Avenue (60% ownership) [4]	Fifth/Madison Avenue NY	1	283,727	82.3%	103.03
Subtotal		8	8,777,209	94.5%	$106.79

One Tower Center	East Brunswick NJ	1	410,310	39.1%	$30.95
Subtotal		1	410,310	39.1%	$30.95

510 Carnegie Center	Princeton NJ	1	234,160	100.0%	$36.78
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	34.18
210 Carnegie Center	Princeton NJ	1	159,468	100.0%	36.13
212 Carnegie Center	Princeton NJ	1	151,547	65.5%	35.45
214 Carnegie Center	Princeton NJ	1	148,942	49.1%	37.27
506 Carnegie Center	Princeton NJ	1	140,312	66.0%	35.46
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	36.53
202 Carnegie Center	Princeton NJ	1	134,381	85.2%	38.94
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	38.83
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.56
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	38.24
502 Carnegie Center	Princeton NJ	1	121,460	94.8%	36.20
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	40.31
104 Carnegie Center	Princeton NJ	1	102,830	19.5%	36.17
103 Carnegie Center	Princeton NJ	1	96,332	66.8%	31.78
105 Carnegie Center	Princeton NJ	1	69,955	56.3%	34.40
302 Carnegie Center	Princeton NJ	1	64,926	85.4%	35.93
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	36.58
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	36.36
Subtotal		18	2,267,644	84.3%	$36.45

New York Total:		27	11,455,163	90.5%	$92.64

Q1 2019
In-service property listing (continued)

as of March 31, 2019

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO
Office
Salesforce Tower (95% ownership) [5]	CBD San Francisco CA	1	1,420,682	82.5%	$95.86
Embarcadero Center Four	CBD San Francisco CA	1	940,674	90.7%	75.78
Embarcadero Center One	CBD San Francisco CA	1	830,475	90.1%	71.93
Embarcadero Center Two	CBD San Francisco CA	1	791,645	97.7%	73.79
Embarcadero Center Three	CBD San Francisco CA	1	782,272	96.6%	67.94
680 Folsom Street	CBD San Francisco CA	2	524,793	100.0%	65.78
535 Mission Street	CBD San Francisco CA	1	307,235	100.0%	80.66
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	77.75
Subtotal		9	5,623,856	91.8%	$77.63

601 and 651 Gateway	South San Francisco CA	2	507,474	92.5%	$44.40
611 Gateway	South San Francisco CA	1	258,546	50.7%	43.42
Mountain View Research Park	Mountain View CA	15	542,289	90.1%	49.06
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	75.29
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%	48.22
3625-3635 Peterson Way [6]	Santa Clara CA	1	218,366	100.0%	23.60
North First Business Park [6]	San Jose CA	5	190,636	90.6%	23.83
Subtotal		26	1,888,323	87.5%	$43.50

San Francisco Total:		35	7,512,179	90.7%	$69.35

WASHINGTON, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	99.5%	$62.46
Metropolitan Square (20% ownership) [4]	East End Washington DC	1	613,425	84.7%	67.05
901 New York Avenue (25% ownership) [4]	East End Washington DC	1	539,435	90.9%	69.72
601 Massachusetts Avenue	East End Washington DC	1	478,818	98.4%	83.12
Market Square North (50% ownership) [4]	East End Washington DC	1	414,915	82.6%	68.51
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%	95.45
1330 Connecticut Avenue	CBD Washington DC	1	253,854	88.1%	70.59
Sumner Square	CBD Washington DC	1	208,892	90.3%	53.39
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,860	100.0%	78.12
Subtotal		9	3,830,059	92.8%	$72.62

South of Market	Reston VA	3	623,666	82.8%	$56.83
Fountain Square	Reston VA	2	497,259	91.0%	50.93
One Freedom Square	Reston VA	1	432,585	99.7%	51.36
Two Freedom Square	Reston VA	1	421,757	100.0%	51.40
One and Two Discovery Square	Reston VA	2	366,990	96.9%	48.17
One Reston Overlook	Reston VA	1	319,519	100.0%	42.28
Reston Corporate Center	Reston VA	2	261,046	100.0%	42.83
Democracy Tower	Reston VA	1	259,441	100.0%	56.93
Fountain Square Retail [3]	Reston VA	1	222,903	92.3%	56.19
Two Reston Overlook	Reston VA	1	134,615	100.0%	41.58
Subtotal		15	3,539,781	94.9%	$50.60

Wisconsin Place Office	Montgomery County MD	1	299,186	99.0%	$55.80
New Dominion Technology Park - Building Two	Herndon VA	1	257,400	100.0%	42.83
New Dominion Technology Park - Building One	Herndon VA	1	235,201	100.0%	35.68
Kingstowne Two	Springfield VA	1	156,089	63.4%	39.31
Kingstowne One	Springfield VA	1	151,483	86.4%	37.40
7601 Boston Boulevard	Springfield VA	1	114,028	100.0%	19.31

Q1 2019
In-service property listing (continued)

as of March 31, 2019

	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
7435 Boston Boulevard	Springfield VA	1	103,557	83.4%		23.81
8000 Grainger Court	Springfield VA	1	88,775	—%		—
Kingstowne Retail [3]	Springfield VA	1	88,288	100.0%		37.81
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%		16.95
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%		29.92
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%		17.03
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		18.33
8000 Corporate Court	Springfield VA	1	52,539	100.0%		16.01
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%		27.15
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%		21.58
7375 Boston Boulevard	Springfield VA	1	26,865	100.0%		26.71
Annapolis Junction Building Seven (50% ownership) [4]	Anne Arundel County MD	1	127,229	100.0%		35.84
Annapolis Junction Building Eight (50% ownership) [4]	Anne Arundel County MD	1	125,685	—%		—
Annapolis Junction Building Six (50% ownership) [4]	Anne Arundel County MD	1	119,339	75.2%		30.52
Subtotal		20	2,298,729	84.5%		$35.26

Washington, DC Office Total:		44	9,668,569	91.6%		$56.04

Residential
Signature at Reston (508 units) [5]	Reston VA	1	517,783
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,157

Washington, DC Total:		46	10,541,726

Total In-Service Properties:		185	46,080,339	92.9%	[7]	$68.24	[7]

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[3]	This is a retail property.

[4]	This is an unconsolidated joint venture property.

[5]	Not included in the Same Property analysis.

[6]	Property held for redevelopment.

[7]	Excludes Hotel and Residential properties. For additional detail, see page 19.

Q1 2019
Top 20 tenants listing and portfolio tenant diversification

as of March 31, 2019
TOP 20 TENANTS

No.	Tenant	BXP's Share of Annualized Rental Obligations [1]
1	Arnold & Porter Kaye Scholer	3.07%
2	salesforce.com [2]	2.35%
3	US Government	1.94%
4	Biogen	1.81%
5	Kirkland & Ellis	1.63%
6	Shearman & Sterling	1.59%
7	Google	1.53%
8	Ropes & Gray	1.45%
9	O'Melveny & Myers	1.15%
10	Wellington Management	1.12%
11	WeWork	1.05%
12	Weil Gotshal & Manges	1.04%
13	Aramis (Estee Lauder)	0.93%
14	Bank of America	0.93%
15	Mass Financial Services	0.92%
16	Apple	0.90%
17	Morrison & Foerster	0.88%
18	Hunton Andrews Kurth	0.80%
19	Starr Indemnity & Liability Co.	0.78%
20	Genentech	0.74%
	BXP's Share of Annualized Rental Obligations	26.61%
	BXP's Share of Square Feet	22.49%
NOTABLE SIGNED DEALS [3]

Tenant	Property	Square Feet
Fannie Mae	Reston Gateway	850,000
Marriott International	7750 Wisconsin Avenue	734,000
Akamai Technologies	145 Broadway	477,000
Verizon	100 Causeway Street	440,000
Google [4]	325 Main Street	362,000
Millennium Management [5]	399 Park Avenue	309,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	287,000
TENANT DIVERSIFICATION [1]

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	As of March 31, 2019, the Company had commenced revenue recognition on approximately 660,000 square feet of the approximately 886,000 square feet leased to salesforce.com.

[3]	Represents leases signed with occupancy commencing in the future, square feet is estimated.

[4]	Lease is currently held in escrow pending satisfaction of the escrow conditions.

[5]	As of March 31, 2019, the Company had commenced revenue recognition on approximately 180,000 square feet of the approximately 309,000 square feet leased to Millennium Management.

Q1 2019
Occupancy by location

as of March 31, 2019

TOTAL IN-SERVICE OFFICE PROPERTIES [1] - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Mar-19	31-Dec-18	31-Mar-19	31-Dec-18	31-Mar-19	31-Dec-18
Boston	98.0%	98.0%	93.4%	91.7%	96.5%	95.9%
Los Angeles	96.0%	96.7%	—%	—%	96.0%	96.7%
New York	94.5%	91.8%	77.3%	75.8%	90.5%	88.0%
San Francisco	91.8%	87.2%	87.5%	89.5%	90.7%	87.8%
Washington, DC	92.8%	93.0%	90.8%	89.3%	91.6%	90.7%
Total Portfolio	95.0%	93.4%	88.8%	87.7%	92.9%	91.4%

SAME PROPERTY OFFICE PROPERTIES [1,2] - Year-over-Year

	CBD		Suburban		Total
Location	31-Mar-19	31-Mar-18	31-Mar-19	31-Mar-18	31-Mar-19	31-Mar-18
Boston	98.0%	96.5%	93.2%	91.8%	96.4%	94.9%
Los Angeles	99.3%	87.7%	—%	—%	99.3%	87.7%
New York	94.5%	89.7%	77.3%	75.0%	90.5%	86.3%
San Francisco	94.9%	91.0%	87.5%	85.2%	92.6%	89.2%
Washington, DC	92.8%	91.1%	90.8%	92.1%	91.6%	91.7%
Total Portfolio	95.7%	92.3%	88.7%	88.1%	93.2%	90.8%

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q1 2019
Capital structure

(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$2,989,682
Unsecured Line of Credit	—
Unsecured Term Loan	500,000
Unsecured Senior Notes, at face value	7,600,000
Outstanding Principal	11,089,682
Discount on Unsecured Senior Notes	(17,979)
Deferred Financing Costs, Net	(66,145)
Consolidated Debt	$11,005,558
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
New Dominion Technology Park, Building One	January 15, 2021	7.84%	7.69%	$28,205
University Place	August 1, 2021	6.99%	6.94%	5,121
601 Lexington Avenue (55% ownership)	April 10, 2022	4.79%	4.75%	656,356
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$2,989,682
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES [1]

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10 Year Unsecured Senior Notes	November 15, 2020	5.71%	5.63%	$700,000
10 Year Unsecured Senior Notes	May 15, 2021	4.29%	4.13%	850,000
11 Year Unsecured Senior Notes	February 1, 2023	3.95%	3.85%	1,000,000
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
10 Year Unsecured Senior Notes ("green bonds")	December 1, 2028	4.63%	4.50%	1,000,000
				$7,600,000
CAPITALIZATION

	Shares/Units	Common Stock	Equivalent
	Outstanding	Equivalents	Value [2]
Common Stock	154,515	154,515	$20,686,468
Common Operating Partnership Units	18,033	18,033	2,414,258
5.25% Series B Cumulative Redeemable Preferred Stock (callable on or after March 27, 2018)	80	—	200,000
Total Equity		172,548	$23,300,726

Consolidated Debt (A)			$11,005,558
Add: BXP's share of unconsolidated joint venture debt [3]			919,217
Less: Partners' share of consolidated debt [4]			1,203,572
BXP's Share of Debt [5] (B)			$10,721,203

Consolidated Market Capitalization (C)			$34,306,284
BXP's Share of Market Capitalization [5] (D)			$34,021,929
Consolidated Debt/Consolidated Market Capitalization (A÷C)			32.08%
BXP's Share of Debt/BXP's Share of Market Capitalization [5] (B÷D)			31.51%
_____________

[1]	All unsecured senior notes are rated A- (stable), BBB+ (stable) and Baa1 (stable) by S&P, Fitch and Moody's, respectively.

[2]	Values based on March 29, 2019 closing price of $133.88 per share of common stock, except the Series B Preferred Stock is valued at its fixed liquidation preference.

[3]	Amount is calculated based on the Company's percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 33.

[4]	Amount is calculated based on the outside partners' percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 31.

[5]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q1 2019
Debt analysis [1]

as of March 31, 2019
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES APRIL 24, 2022

	Facility	Outstanding at March 31, 2019	Letters of Credit	Remaining Capacity at March 31, 2019
Unsecured Line of Credit	$1,500,000	$—	$214	$1,499,786
Unsecured Term Loan	$500,000	$500,000	N/A	$—

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Unsecured Debt	73.11%	3.92%	4.01%	5.3
Secured Debt	26.89%	3.77%	3.94%	7.0
Consolidated Debt	100.00%	3.88%	3.99%	5.7

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	4.53%	3.40%	3.49%	3.1
Fixed Rate Debt	95.47%	3.91%	4.01%	5.9
Consolidated Debt	100.00%	3.88%	3.99%	5.7

_____________

[1]	Excludes unconsolidated joint ventures. For information on BXP's share of unconsolidated joint venture debt, see page 33.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q1 2019
Senior unsecured debt covenant compliance ratios

In the fourth quarter of 2002, the Company's Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the "Indenture"), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of March 31, 2019 to show that the Company's Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company's financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	42.5%	39.2%
Secured Debt/Total Assets	Less than 50%	14.7%	13.6%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.12	4.12
Unencumbered Assets/ Unsecured Debt	Greater than 150%	266.1%	288.3%
_____________

[1]
Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (a) annualized EBITDA capitalized at 7.0% and (b) the undepreciated book value as determined under GAAP.

Q1 2019
Net Debt to EBITDAre

(dollars in thousands)
Reconciliation of BXP's Share of EBITDAre and BXP's Share of EBITDAre – cash [1]

	Three Months Ended
	31-Mar-19	31-Dec-18
Net income attributable to Boston Properties, Inc. common shareholders	$98,105	$148,529
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	11,599	17,662
Noncontrolling interest in property partnerships	18,830	16,425
Net income	131,159	185,241
Add:
Interest expense	101,009	100,378
Losses from early extinguishments of debt	—	16,490
Depreciation and amortization expense	164,594	165,439
Impairment losses	24,038	11,812
Less:
(Losses) gains on sales of real estate	(905)	59,804
Income from unconsolidated joint ventures	213	5,305
Add:
BXP's share of EBITDAre from unconsolidated joint ventures [2]	25,671	25,388
EBITDAre [1]	447,163	439,639
Less:
Partners' share of EBITDAre from consolidated joint ventures [3]	47,482	46,393
BXP's Share of EBITDAre [1] (A)	399,681	393,246
Add:
Stock-based compensation expense	15,050	8,417
Straight-line ground rent expense adjustment	975	1,055
BXP's Share of lease transaction costs that qualify as rent inducements [1]	1,052	4,198
Less:
BXP's Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP's Share of straight-line rent [1]	23,255	5,487
BXP's Share of fair value lease revenue [1]	5,297	5,119
BXP's Share of EBITDAre – cash [1]	$388,206	$396,310

BXP's Share of EBITDAre (Annualized) [4] (A x 4)	$1,598,724	$1,572,984

Reconciliation of BXP's Share of Net Debt [1]

	31-Mar-19	31-Dec-18
Consolidated debt	$11,005,558	$11,007,757
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	360,091	543,359
Cash held in escrow for 1031 exchange	22,958	44,401
Net debt [1]	10,622,509	10,419,997
Add:
BXP's share of unconsolidated joint venture debt [2]	919,217	890,574
Partners' share of cash and cash equivalents from consolidated joint ventures	104,068	124,202
Less:
BXP's share of cash and cash equivalents from unconsolidated joint ventures	100,576	99,750
Partners' share of consolidated joint venture debt [3]	1,203,572	1,204,774
BXP's Share of Net Debt [1] (B)	$10,341,646	$10,130,249

BXP's Share of Net Debt to BXP's Share of EBITDAre (Annualized) [B ÷ (A x 4)]	6.47	6.44
_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	For disclosures related to the calculation of BXP's share from unconsolidated joint ventures for the three months ended March 31, 2019, see pages 33 and 60.

[3]	For disclosures related to the calculation of Partners' share from consolidated joint ventures for the three months ended March 31, 2019, see pages 31 and 58.

[4]	BXP's Share of EBITDAre is annualized and calculated as the product of such amount for the quarter multiplied by four (4).

Q1 2019
Debt ratios

(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Mar-19	31-Dec-18
BXP's Share of interest expense [1]	$100,347	$100,254
Less:
BXP's Share of hedge amortization [1]	1,435	1,435
BXP's Share of amortization of financing costs [1]	2,909	2,886
Adjusted interest expense excluding capitalized interest (A)	96,003	95,933
Add:
BXP's Share of capitalized interest [1]	12,585	14,512
Adjusted interest expense including capitalized interest (B)	$108,588	$110,445

BXP's Share of EBITDAre – cash [1,2] (C)	$388,206	$396,310

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	4.04	4.13
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.58	3.59

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Mar-19	31-Dec-18
BXP's Share of interest expense [1]	$100,347	$100,254
Less:
BXP's Share of hedge amortization [1]	1,435	1,435
BXP's Share of amortization of financing costs [1]	2,909	2,886
Add:
BXP's Share of capitalized interest [1]	12,585	14,512
BXP's Share of maintenance capital expenditures [1]	15,064	16,787
Hotel improvements, equipment upgrades and replacements	1,654	272
Preferred dividends/distributions	2,625	2,625
Total Fixed Charges (A)	$127,931	$130,129

BXP's Share of EBITDAre – cash [1,2] (B)	$388,206	$396,310
Fixed Charge Coverage Ratio (B÷A)	3.03	3.05

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[2]	For a qualitative reconciliation of BXP's Share of EBITDAre – cash, see page 29.

Q1 2019
Consolidated joint ventures

as of March 31, 2019
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

		Norges Joint Ventures [1]
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
ASSETS	(The GM Building) [1]	Atlantic Wharf Office	Salesforce Tower [1,2]	Joint Ventures

Real estate, net	$3,245,762	$2,198,976	$1,119,902	$6,564,640
Cash and cash equivalents	88,215	151,196	14,888	254,299
Other assets	297,239	342,992	38,464	678,695
Total assets	$3,631,216	$2,693,164	$1,173,254	$7,497,634

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,271,360	$655,352	$—	$2,926,712
Other liabilities	144,656	80,613	67,720	292,989
Total liabilities	2,416,016	735,965	67,720	3,219,701
Equity:
Boston Properties, Inc.	730,598	755,594	1,081,033	2,567,225
Noncontrolling interests	484,602	1,201,605	24,501	1,710,708	[3]
Total equity	1,215,200	1,957,199	1,105,534	4,277,933
Total liabilities and equity	$3,631,216	$2,693,164	$1,173,254	$7,497,634

BXP's nominal ownership percentage	60%	55%	95%

Partners' share of cash and cash equivalents [4]	$35,286	$68,038	$744	$104,068

Partners' share of consolidated debt [4,5]	$908,664	$294,908	$—	$1,203,572

_____________

[1]	Certain balances contain amounts that eliminate in consolidation.

[2]	On April 1, 2019, the Company completed the acquisition of its partner's 5% ownership interest and promoted profits interest in the venture.

[3]	Amount excludes preferred shareholders' capital of approximately $0.1 million.

[4]	Amounts represent the partners' share based on their respective ownership percentage.

[5]	Amounts adjusted for basis differentials.

Q1 2019
Consolidated joint ventures (continued)

for the three months ended March 31, 2019
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
Revenue
Lease[1]	$68,924	$96,016	$27,572	$192,512
Straight-line rent	4,267	1,169	176	5,612
Fair value lease revenue	4,509	264	—	4,773
Termination income	250	40	—	290
Total lease revenue	77,950	97,489	27,748	203,187
Parking and other	2	1,441	229	1,672
Total rental revenue[2]	77,952	98,930	27,977	204,859
Expenses
Operating	29,582	34,874	12,336	76,792
Net Operating Income (NOI)	48,370	64,056	15,641	128,067

Other income (expense)
Development and management services revenue	—	—	126	126
Interest and other income	533	601	78	1,212
Interest expense	(20,051)	(5,844)	—	(25,895)
Depreciation and amortization expense	(21,443)	(20,282)	(7,668)	(49,393)
General and administrative expense	(35)	(99)	(3)	(137)
Total other income (expense)	(40,996)	(25,624)	(7,467)	(74,087)
Net income	$7,374	$38,432	$8,174	$53,980

FUNDS FROM OPERATIONS (FFO)

BXP's nominal ownership percentage	60%	55%	95%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
Reconciliation of Partners' share of FFO	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
Net income	$7,374	$38,432	$8,174	$53,980
Add: Depreciation and amortization expense	21,443	20,282	7,668	49,393
Entity FFO	$28,817	$58,714	$15,842	$103,373

Partners' NCI [3]	$2,298	$16,416	$116	$18,830
Partners' share of depreciation and amortization expense after BXP's basis differential [3]	8,558	9,102	342	18,002
Partners' share FFO [3]	$10,856	$25,518	$458	$36,832

Reconciliation of BXP's share of FFO
BXP's share of net income adjusted for partners' NCI	$5,076	$22,016	$8,058	$35,150
Depreciation and amortization expense - BXP's basis difference	48	57	821	926
BXP's share of depreciation and amortization expense	12,837	11,123	6,505	30,465
BXP's share of FFO	$17,961	$33,196	$15,384	$66,541
_____________

[1]	Lease revenue includes recoveries from tenants and service income from tenants.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[3]	Amounts represent the partners' share based on their respective ownership percentage and is adjusted for basis differentials and the allocations of management and other fees and interest to BXP.

Q1 2019
Unconsolidated joint ventures [1]

as of March 31, 2019
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP's Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
540 Madison Avenue	60.00%	$66,452	$71,666	June 5, 2023	3.61%	3.72%
Santa Monica Business Park	55.00%	175,799	163,180	July 19, 2025	4.06%	4.24%
Colorado Center	50.00%	252,762	274,570	August 9, 2027	3.56%	3.58%
Dock 72	50.00%	83,291	68,468	December 18, 2020	4.74%	5.88%
The Hub on Causeway	50.00%	—	—	—	—%	—%
Podium	50.00%	69,849	68,835	September 6, 2021	4.75%	5.22%
Residential	50.00%	47,795	30,963	April 19, 2022	4.49%	4.77%
100 Causeway Street	50.00%	46,881	—	—	—%	—%
Hotel Air Rights	50.00%	3,343	—	—	—%	—%
1001 6th Street	50.00%	42,500	—	—	—%	—%
7750 Wisconsin Avenue (Marriott International Headquarters) [3]	50.00%	70,147	—	—	—%	—%
Annapolis Junction	50.00%	25,284	—	—	—%	—%
Annapolis Junction Building Six	50.00%	—	6,445	November 17, 2020	4.50%	4.95%
Annapolis Junction Building Seven and Eight	50.00%	—	17,607	December 7, 2019	4.86%	5.14%
1265 Main Street	50.00%	4,030	19,203	January 1, 2032	3.77%	3.84%
Market Square North	50.00%	(5,948)	58,982	October 1, 2020	4.85%	4.91%
Wisconsin Place Parking Facility	33.33%	37,821	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(4,781)	31,426	June 6, 2023	4.15%	4.20%
3 Hudson Boulevard [4]	25.00%	47,480	19,932	July 13, 2023	6.01%	6.09%
901 New York Avenue	25.00%	(13,215)	55,993	January 5, 2025	3.61%	3.69%
Metropolitan Square	20.00%	3,146	31,947	May 5, 2020	5.75%	5.81%
		952,636
Investments with deficit balances reflected within Other Liabilities		23,944
Investment in Joint Ventures		$976,580
Mortgage/Construction Loans Payable, Net			$919,217
FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	30.89%	4.52%	5.00%	2.8
Fixed Rate Debt	69.11%	3.96%	4.03%	6.5
Total Debt	100.00%	4.13%	4.33%	5.4

Q1 2019
Unconsolidated joint ventures (continued) [1]

_____________

[1]	Amounts represent BXP's share based on its ownership percentage.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.

[3]	On April 26, 2019, the joint venture obtained construction financing with a total commitment of $255.0 million.

[4]	The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable on the Company's Consolidated Balance Sheets.

Q1 2019
Unconsolidated joint ventures (continued)

for the three months ended March 31, 2019
(unaudited and dollars in thousands)
RESULTS OF OPERATIONS

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
Revenue
Lease [3]	$6,362	$5,718	$7,086	$8,351		$1,716	$4,547	$16,741		$14,536	$2,334	$67,391
Straight-line rent	11	53	1,685	(171)		363	(56)	1,967		1,555	376	5,783
Fair value lease revenue	—	—	—	—		—	—	96		934	—	1,030
Termination income	18	—	—	50		—	—	—		—	—	68
Total lease revenue	6,391	5,771	8,771	8,230		2,079	4,491	18,804		17,025	2,710	74,272
Parking and other	7	209	627	400		55	125	3,162		1,874	1,467	7,926
Total rental revenue [4]	6,398	5,980	9,398	8,630		2,134	4,616	21,966		18,899	4,177	82,198
Expenses
Operating	3,422	2,496	3,725	3,549		815	1,773	5,706		6,842	2,101	30,429
Net operating income	2,976	3,484	5,673	5,081		1,319	2,843	16,260		12,057	2,076	51,769

Other income/(expense)
Interest and other income	86	96	1	72		82	26	201		1	373	938
Interest expense	(1,134)	(1,455)	(2,105)	(2,075)		(612)	(1,104)	(4,924)		(6,974)	(373)	(20,756)
Depreciation and amortization expense	(1,976)	(1,065)	(6,114)	(1,494)		(747)	(943)	(4,911)		(9,617)	(1,778)	(28,645)
General and administrative expense	(22)	(10)	(18)	(16)		—	(3)	(6)		(16)	(159)	(250)
Total other income/(expense)	(3,046)	(2,434)	(8,236)	(3,513)		(1,277)	(2,024)	(9,640)		(16,606)	(1,937)	(48,713)
Net income/(loss)	$(70)	$1,050	$(2,563)	$1,568		$42	$819	$6,620		$(4,549)	$139	$3,056

BXP's nominal ownership percentage	60%	50%	20%	25%		50%	30%	50%		55%

Reconciliation of BXP's share of Funds from Operations (FFO)
BXP's share of net income/(loss)	$(42)	$525	$(513)	$420	[5]	$21	$246	$3,310		$(2,502)	$160	$1,625
Basis differential
Straight-line rent	$—	$—	$—	$—		$—	$—	$537	[6]	$—	$—	$537
Fair value lease revenue	—	—	—	—		—	—	410	[6]	—	—	410
Depreciation and amortization expense	164	(44)	(8)	(17)		(4)	(1)	(2,431)	[6]	—	(18)	(2,359)
Total basis differential [7]	164	(44)	(8)	(17)		(4)	(1)	(1,484)	[6]	—	(18)	(1,412)
Income/(loss) from unconsolidated joint ventures	122	481	(521)	403	[5]	17	245	1,826		(2,502)	142	213
Add:
BXP's share of depreciation and amortization expense	1,022	577	1,230	1,130	[5]	378	283	4,886		5,289	675	15,470
BXP's share of FFO	$1,144	$1,058	$709	$1,533		$395	$528	$6,712		$2,787	$817	$15,683
_____________

[1]	Annapolis Junction includes three in-service properties and two undeveloped land parcels.

[2]	Includes The Hub on Causeway, 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility and 3 Hudson Boulevard.

[3]	Lease revenue includes recoveries from tenants and service income from tenants.

[4]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[5]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[6]	The Company's purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

[7]	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q1 2019
Lease expirations - All in-service properties[1,2,3]

as of March 31, 2019

OFFICE

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease							Percentage of
Expiration			$	$/PSF	$	$/PSF	Total Square Feet
2019	1,965,506	1,605,004	77,574,921	48.33	77,544,344	48.31	4.35%	[4]
2020	3,412,350	2,981,570	169,289,682	56.78	174,516,506	58.53	8.09%
2021	3,489,172	3,206,615	177,350,436	55.31	184,809,556	57.63	8.70%
2022	3,325,425	3,073,756	193,173,858	62.85	199,787,346	65.00	8.34%
2023	2,016,123	1,853,120	115,354,118	62.25	125,960,190	67.97	5.03%
2024	3,443,038	3,134,094	188,449,149	60.13	202,478,663	64.61	8.50%
2025	2,927,470	2,597,399	167,901,267	64.64	186,667,985	71.87	7.05%
2026	3,219,431	2,527,017	177,412,740	70.21	200,243,663	79.24	6.86%
2027	1,928,927	1,684,198	104,075,969	61.80	120,392,720	71.48	4.57%
2028	2,357,702	2,206,757	149,552,188	67.77	170,905,047	77.45	5.99%
Thereafter	10,938,544	9,126,281	675,362,820	74.00	864,834,993	94.76	24.76%

RETAIL

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease							Percentage of
Expiration			$	$/PSF	$	$/PSF	Total Square Feet
2019	49,209	39,831	4,331,883	108.76	4,331,883	108.76	1.88%	[4]
2020	204,631	191,546	12,129,424	63.32	12,185,426	63.62	9.05%
2021	132,563	117,400	16,453,856	140.15	16,613,309	141.51	5.55%
2022	217,733	191,254	15,263,081	79.81	15,613,810	81.64	9.04%
2023	224,653	220,091	17,514,665	79.58	18,425,833	83.72	10.40%
2024	123,448	114,639	10,036,434	87.55	10,897,863	95.06	5.42%
2025	130,421	129,579	8,602,246	66.39	9,411,609	72.63	6.12%
2026	117,262	99,942	13,703,897	137.12	15,302,712	153.12	4.72%
2027	108,867	103,600	13,472,878	130.05	15,153,402	146.27	4.90%
2028	258,752	240,887	14,075,306	58.43	15,598,742	64.76	11.38%
Thereafter	577,224	510,302	53,074,959	104.01	73,187,930	143.42	24.11%

IN-SERVICE PROPERTIES

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease							Percentage of
Expiration			$	$/PSF	$	$/PSF	Total Square Feet
2019	2,014,715	1,644,835	81,906,804	49.80	81,876,227	49.78	4.22%	[4]
2020	3,616,981	3,173,116	181,419,106	57.17	186,701,932	58.84	8.14%
2021	3,621,735	3,324,015	193,804,292	58.30	201,422,865	60.60	8.53%
2022	3,543,158	3,265,010	208,436,939	63.84	215,401,156	65.97	8.38%
2023	2,240,776	2,073,211	132,868,783	64.09	144,386,023	69.64	5.32%
2024	3,566,486	3,248,733	198,485,583	61.10	213,376,526	65.68	8.34%
2025	3,057,891	2,726,978	176,503,513	64.72	196,079,594	71.90	7.00%
2026	3,336,693	2,626,959	191,116,637	72.75	215,546,375	82.05	6.74%
2027	2,037,794	1,787,798	117,548,847	65.75	135,546,122	75.82	4.59%
2028	2,616,454	2,447,644	163,627,494	66.85	186,503,789	76.20	6.28%
Thereafter	11,515,768	9,636,583	728,437,779	75.59	938,022,923	97.34	24.73%
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2019
Lease expirations - Boston region in-service properties [1,2,3]

as of March 31, 2019

OFFICE

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	439,152	437,478	19,416,213	44.38	19,452,213	44.46	[4]
2020	309,072	309,072	18,873,444	61.06	19,621,321	63.48
2021	871,706	800,445	38,191,795	47.71	38,340,769	47.90
2022	989,125	930,038	46,816,188	50.34	47,732,226	51.32
2023	698,059	642,112	37,281,215	58.06	39,932,934	62.19
2024	882,393	858,234	43,835,330	51.08	46,985,391	54.75
2025	1,489,808	1,473,293	86,225,151	58.53	94,177,159	63.92
2026	1,305,897	1,085,483	66,585,088	61.34	75,924,399	69.95
2027	593,259	593,259	31,263,856	52.70	35,714,338	60.20
2028	1,033,415	1,033,415	63,592,197	61.54	69,150,776	66.91
Thereafter	3,611,061	3,138,772	179,241,021	57.11	222,722,930	70.96

RETAIL

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	8,851	8,851	1,395,832	157.70	1,395,832	157.70
2020	89,666	89,666	5,295,250	59.06	5,301,456	59.12
2021	30,101	22,919	2,077,241	90.63	2,109,956	92.06
2022	58,419	58,102	3,945,913	67.91	4,027,740	69.32
2023	80,258	80,258	7,815,649	97.38	8,192,533	102.08
2024	72,757	72,757	4,937,591	67.86	5,080,088	69.82
2025	25,246	25,246	3,410,548	135.09	3,726,859	147.62
2026	19,020	19,020	5,258,099	276.45	5,960,601	313.39
2027	64,268	64,268	10,603,019	164.98	11,846,814	184.33
2028	168,757	167,407	11,781,126	70.37	13,019,497	77.77
Thereafter	233,272	223,739	10,785,997	48.21	12,450,060	55.65

TOTAL PROPERTY TYPES

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	448,003	446,329	20,812,045	46.63	20,848,045	46.71	[4]
2020	398,738	398,738	24,168,694	60.61	24,922,777	62.50
2021	901,807	823,364	40,269,036	48.91	40,450,725	49.13
2022	1,047,544	988,140	50,762,101	51.37	51,759,966	52.38
2023	778,317	722,370	45,096,864	62.43	48,125,467	66.62
2024	955,150	930,991	48,772,921	52.39	52,065,479	55.92
2025	1,515,054	1,498,539	89,635,699	59.82	97,904,018	65.33
2026	1,324,917	1,104,503	71,843,187	65.05	81,885,000	74.14
2027	657,527	657,527	41,866,875	63.67	47,561,152	72.33
2028	1,202,172	1,200,822	75,373,323	62.77	82,170,273	68.43
Thereafter	3,844,333	3,362,511	190,027,018	56.51	235,172,990	69.94
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2019
Quarterly lease expirations - Boston region in-service properties [1,2,3]

as of March 31, 2019

OFFICE

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	21,659	21,659	925,997	42.75	925,997	42.75	[4]
Q2 2019	39,727	38,053	1,576,741	41.44	1,576,741	41.44
Q3 2019	286,170	286,170	12,136,911	42.41	12,172,911	42.54
Q4 2019	91,596	91,596	4,776,564	52.15	4,776,564	52.15
Total 2019	439,152	437,478	19,416,213	44.38	19,452,213	44.46

Q1 2020	37,410	37,410	2,693,379	72.00	2,694,440	72.02
Q2 2020	55,386	55,386	3,817,592	68.93	3,970,139	71.68
Q3 2020	73,019	73,019	4,616,322	63.22	5,120,726	70.13
Q4 2020	143,257	143,257	7,746,152	54.07	7,836,016	54.70
Total 2020	309,072	309,072	18,873,444	61.06	19,621,321	63.48

RETAIL

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	194	194	138,919	716.08	138,919	716.08
Q3 2019	4,150	4,150	695,501	167.59	695,501	167.59
Q4 2019	4,507	4,507	561,412	124.56	561,412	124.56
Total 2019	8,851	8,851	1,395,832	157.70	1,395,832	157.70

Q1 2020	32,645	32,645	1,553,615	47.59	1,553,615	47.59
Q2 2020	40,729	40,729	2,762,462	67.83	2,764,331	67.87
Q3 2020	15,852	15,852	791,793	49.95	791,793	49.95
Q4 2020	440	440	187,380	425.86	191,717	435.72
Total 2020	89,666	89,666	5,295,250	59.06	5,301,456	59.12

TOTAL PROPERTY TYPES

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	21,659	21,659	925,997	42.75	925,997	42.75	[4]
Q2 2019	39,921	38,247	1,715,660	44.86	1,715,660	44.86
Q3 2019	290,320	290,320	12,832,412	44.20	12,868,412	44.32
Q4 2019	96,103	96,103	5,337,976	55.54	5,337,976	55.54
Total 2019	448,003	446,329	20,812,045	46.63	20,848,045	46.71

Q1 2020	70,055	70,055	4,246,994	60.62	4,248,055	60.64
Q2 2020	96,115	96,115	6,580,054	68.46	6,734,470	70.07
Q3 2020	88,871	88,871	5,408,115	60.85	5,912,519	66.53
Q4 2020	143,697	143,697	7,933,532	55.21	8,027,733	55.87
Total 2020	398,738	398,738	24,168,694	60.61	24,922,777	62.50
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2019
Lease expirations - Los Angeles region in-service properties [1,2,3]

as of March 31, 2019

OFFICE

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	41,919	22,845	1,258,777	55.10	1,285,791	56.28	[4]
2020	416,669	222,754	11,801,836	52.98	14,120,486	63.39
2021	351,239	178,446	11,493,391	64.41	12,431,993	69.67
2022	43,921	22,274	1,297,482	58.25	1,438,953	64.60
2023	155,004	81,651	4,947,306	60.59	5,669,854	69.44
2024	111,182	61,150	3,600,929	58.89	4,163,122	68.08
2025	186,894	93,447	5,160,549	55.22	6,117,639	65.47
2026	422,086	232,147	13,519,003	58.23	17,244,769	74.28
2027	13,937	7,665	385,094	50.24	441,434	57.59
2028	195,594	97,797	6,810,228	69.64	9,266,641	94.75
Thereafter	159,310	79,655	5,606,905	70.39	8,338,944	104.69

RETAIL

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	2,000	1,000	6,846	6.85	6,846	6.85
2020	22,865	12,576	887,392	70.56	896,996	71.33
2021	—	—	—	—	—	—
2022	39,888	21,850	965,987	44.21	1,038,005	47.51
2023	1,405	703	44,159	62.86	47,180	67.16
2024	2,333	1,283	103,165	80.40	125,516	97.82
2025	—	—	—	—	—	—
2026	5,827	3,205	266,549	83.17	326,157	101.77
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
Thereafter	17,993	8,997	439,667	48.87	591,887	65.79

TOTAL PROPERTY TYPES

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	43,919	23,845	1,265,623	53.08	1,292,637	54.21	[4]
2020	439,534	235,330	12,689,228	53.92	15,017,482	63.81
2021	351,239	178,446	11,493,391	64.41	12,431,993	69.67
2022	83,809	44,124	2,263,469	51.30	2,476,958	56.14
2023	156,409	82,354	4,991,465	60.61	5,717,034	69.42
2024	113,515	62,433	3,704,094	59.33	4,288,638	68.69
2025	186,894	93,447	5,160,549	55.22	6,117,639	65.47
2026	427,913	235,352	13,785,552	58.57	17,570,926	74.66
2027	13,937	7,665	385,094	50.24	441,434	57.59
2028	195,594	97,797	6,810,228	69.64	9,266,641	94.75
Thereafter	177,303	88,652	6,046,572	68.21	8,930,831	100.74
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2019
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]

as of March 31, 2019

OFFICE

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	4,057	2,231	150,955	67.65	150,955	67.65	[4]
Q2 2019	7,357	4,046	104,561	25.84	104,561	25.84
Q3 2019	—	—	—	—	—	—
Q4 2019	30,505	16,567	1,003,261	60.56	1,030,276	62.19
Total 2019	41,919	22,845	1,258,777	55.10	1,285,791	56.28

Q1 2020	18,881	10,385	541,816	52.18	556,231	53.56
Q2 2020	24,996	13,748	798,698	58.10	821,441	59.75
Q3 2020	16,483	9,066	541,711	59.75	575,734	63.51
Q4 2020	356,309	189,556	9,919,612	52.33	12,167,080	64.19
Total 2020	416,669	222,754	11,801,836	52.98	14,120,486	63.39

RETAIL

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	2,000	1,000	6,846	6.85	6,846	6.85
Q4 2019	—	—	—	—	—	—
Total 2019	2,000	1,000	6,846	6.85	6,846	6.85

Q1 2020	14,488	7,968	483,719	60.70	483,719	60.70
Q2 2020	—	—	—	—	—	—
Q3 2020	8,377	4,607	403,673	87.61	413,277	89.70
Q4 2020	—	—	—	—	—	—
Total 2020	22,865	12,576	887,392	70.56	896,996	71.33

TOTAL PROPERTY TYPES

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	4,057	2,231	150,955	67.66	150,955	67.66	[4]
Q2 2019	7,357	4,046	104,561	25.84	104,561	25.84
Q3 2019	2,000	1,000	6,846	6.85	6,846	6.85
Q4 2019	30,505	16,567	1,003,261	60.56	1,030,276	62.19
Total 2019	43,919	23,845	1,265,623	53.08	1,292,637	54.21

Q1 2020	33,369	18,353	1,025,535	55.88	1,039,950	56.66
Q2 2020	24,996	13,748	798,698	58.10	821,441	59.75
Q3 2020	24,860	13,673	945,384	69.14	989,011	72.33
Q4 2020	356,309	189,556	9,919,612	52.33	12,167,080	64.19
Total 2020	439,534	235,330	12,689,228	53.92	15,017,482	63.81
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2019
Lease expirations - New York region in-service properties [1,2,3]

as of March 31, 2019

OFFICE

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	245,925	182,191	12,672,865	69.56	12,673,703	69.56	[4]
2020	891,920	702,528	51,161,587	72.82	51,351,422	73.10
2021	362,233	331,868	27,883,870	84.02	27,915,440	84.12
2022	972,221	825,469	74,481,311	90.23	74,969,310	90.82
2023	270,144	247,815	17,780,698	71.75	18,294,743	73.82
2024	1,168,234	971,669	68,279,458	70.27	70,347,959	72.40
2025	538,493	462,045	40,023,443	86.62	43,603,069	94.37
2026	797,021	571,916	45,217,453	79.06	47,872,432	83.71
2027	458,337	378,196	24,447,948	64.64	28,055,621	74.18
2028	317,384	290,978	23,763,237	81.67	25,792,032	88.64
Thereafter	3,963,080	3,146,869	282,507,475	89.77	365,645,215	116.19

RETAIL

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	761	761	51,770	68.03	51,770	68.03
2020	5,052	3,671	494,605	134.73	494,605	134.73
2021	26,225	19,715	8,978,584	455.42	8,982,329	455.61
2022	39,689	34,884	5,915,727	169.58	5,970,218	171.14
2023	1,847	1,108	1,174,539	1,059.86	1,358,698	1,226.04
2024	9,325	6,825	2,779,491	407.25	3,266,679	478.63
2025	1,872	1,030	361,635	351.24	403,400	391.80
2026	33,223	19,732	3,936,289	199.48	4,389,654	222.46
2027	243	146	18,000	123.46	21,600	148.15
2028	—	—	—	—	—	—
Thereafter	205,824	157,791	35,521,311	225.12	52,750,847	334.31

TOTAL PROPERTY TYPES

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	246,686	182,952	12,724,635	69.55	12,725,473	69.56	[4]
2020	896,972	706,199	51,656,192	73.15	51,846,027	73.42
2021	388,458	351,583	36,862,454	104.85	36,897,769	104.95
2022	1,011,910	860,353	80,397,038	93.45	80,939,528	94.08
2023	271,991	248,923	18,955,237	76.15	19,653,441	78.95
2024	1,177,559	978,494	71,058,949	72.62	73,614,638	75.23
2025	540,365	463,075	40,385,078	87.21	44,006,469	95.03
2026	830,244	591,648	49,153,742	83.08	52,262,086	88.33
2027	458,580	378,342	24,465,948	64.67	28,077,221	74.21
2028	317,384	290,978	23,763,237	81.67	25,792,032	88.64
Thereafter	4,168,904	3,304,660	318,028,786	96.24	418,396,062	126.61
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2019
Quarterly lease expirations - New York region in-service properties [1,2,3]

as of March 31, 2019

OFFICE

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	4,563	4,563	443,831	97.27	443,831	97.27	[4]
Q2 2019	46,137	37,939	3,132,808	82.58	3,132,808	82.58
Q3 2019	122,334	92,386	5,520,605	59.76	5,521,443	59.76
Q4 2019	72,891	47,303	3,575,622	75.59	3,575,622	75.59
Total 2019	245,925	182,191	12,672,865	69.56	12,673,703	69.56

Q1 2020	303,851	186,457	22,693,410	121.71	22,695,660	121.72
Q2 2020	71,628	51,568	3,950,235	76.60	3,957,373	76.74
Q3 2020	354,671	354,671	16,910,088	47.68	17,044,239	48.06
Q4 2020	161,770	109,832	7,607,853	69.27	7,654,150	69.69
Total 2020	891,920	702,528	51,161,587	72.82	51,351,422	73.10

RETAIL

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	—	—	—	—	—	—
Q3 2019	—	—	—	—	—	—
Q4 2019	761	761	51,770	68.03	51,770	68.03
Total 2019	761	761	51,770	68.03	51,770	68.03

Q1 2020	5,052	3,671	494,605	134.73	494,605	134.73
Q2 2020	—	—	—	—	—	—
Q3 2020	—	—	—	—	—	—
Q4 2020	—	—	—	—	—	—
Total 2020	5,052	3,671	494,605	134.73	494,605	134.73

TOTAL PROPERTY TYPES

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	4,563	4,563	443,831	97.27	443,831	97.27	[4]
Q2 2019	46,137	37,939	3,132,808	82.57	3,132,808	82.57
Q3 2019	122,334	92,386	5,520,605	59.76	5,521,443	59.76
Q4 2019	73,652	48,064	3,627,392	75.47	3,627,392	75.47
Total 2019	246,686	182,952	12,724,635	69.55	12,725,473	69.56

Q1 2020	308,903	190,128	23,188,015	121.96	23,190,265	121.97
Q2 2020	71,628	51,568	3,950,235	76.60	3,957,373	76.74
Q3 2020	354,671	354,671	16,910,088	47.68	17,044,239	48.06
Q4 2020	161,770	109,832	7,607,853	69.27	7,654,150	69.69
Total 2020	896,972	706,199	51,656,192	73.15	51,846,027	73.42
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2019
Lease expirations - San Francisco region in-service properties [1,2,3]

as of March 31, 2019

OFFICE

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	303,532	303,532	15,544,708	51.21	15,624,729	51.48
2020	509,113	509,113	32,894,073	64.61	33,482,688	65.77
2021	929,729	929,729	45,092,402	48.50	48,673,846	52.35
2022	683,259	683,259	42,957,862	62.87	45,932,140	67.23
2023	517,402	516,333	36,584,273	70.85	41,319,859	80.03
2024	566,145	566,145	36,379,169	64.26	40,949,639	72.33
2025	358,039	358,039	26,969,946	75.33	32,011,624	89.41
2026	317,965	317,965	24,906,607	78.33	28,017,706	88.12
2027	340,444	334,145	27,310,486	81.73	32,686,206	97.82
2028	480,059	473,092	37,803,968	79.91	45,399,153	95.96
Thereafter	1,489,089	1,445,168	120,264,513	83.22	153,454,631	106.18

RETAIL

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	4,083	4,083	261,047	63.94	261,047	63.94
2020	33,304	33,304	1,983,047	59.54	2,011,273	60.39
2021	24,028	24,028	1,665,652	69.32	1,689,305	70.31
2022	38,819	38,819	2,031,681	52.34	2,093,719	53.94
2023	51,342	51,342	3,149,741	61.35	3,270,867	63.71
2024	9,388	9,388	698,663	74.42	761,319	81.09
2025	26,193	26,193	1,824,546	69.66	2,011,572	76.80
2026	25,598	25,598	1,910,291	74.63	2,106,820	82.30
2027	5,056	5,056	350,041	69.23	405,249	80.15
2028	11,835	11,835	812,778	68.68	898,385	75.91
Thereafter	50,516	50,156	2,828,004	56.38	3,456,522	68.91

TOTAL PROPERTY TYPES

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	307,615	307,615	15,805,755	$51.38	15,885,776	$51.64
2020	542,417	542,417	34,877,120	64.30	35,493,961	65.44
2021	953,757	953,757	46,758,054	49.03	50,363,151	52.81
2022	722,078	722,078	44,989,543	62.31	48,025,859	66.51
2023	568,744	567,675	39,734,014	69.99	44,590,726	78.55
2024	575,533	575,533	37,077,832	64.42	41,710,958	72.47
2025	384,232	384,232	28,794,492	74.94	34,023,196	88.55
2026	343,563	343,563	26,816,898	78.06	30,124,526	87.68
2027	345,500	339,201	27,660,527	81.55	33,091,455	97.56
2028	491,894	484,927	38,616,746	79.63	46,297,538	95.47
Thereafter	1,539,605	1,495,324	123,092,517	82.32	156,911,153	104.93
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2019
Lease expirations - San Francisco region in-service properties [1,2,3]

as of March 31, 2019

OFFICE

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	37,220	37,220	1,720,587	46.23	1,720,587	46.23
Q3 2019	127,017	127,017	6,702,750	52.77	6,713,354	52.85
Q4 2019	139,295	139,295	7,121,371	51.12	7,190,788	51.62
Total 2019	303,532	303,532	15,544,708	51.21	15,624,729	51.48

Q1 2020	54,254	54,254	2,699,161	49.75	2,742,798	50.55
Q2 2020	210,098	210,098	11,547,232	54.96	11,775,251	56.05
Q3 2020	174,107	174,107	14,014,559	80.49	14,250,962	81.85
Q4 2020	70,654	70,654	4,633,121	65.57	4,713,677	66.71
Total 2020	509,113	509,113	32,894,073	64.61	33,482,688	65.77

RETAIL

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	732	732	69,410	94.82	69,410	94.82
Q3 2019	693	693	63,141	91.11	63,141	91.11
Q4 2019	2,658	2,658	128,496	48.34	128,496	48.34
Total 2019	4,083	4,083	261,047	63.94	261,047	63.94

Q1 2020	7,334	7,334	416,737	56.82	419,015	57.13
Q2 2020	7,771	7,771	757,840	97.52	774,321	99.64
Q3 2020	17,627	17,627	757,825	42.99	767,292	43.53
Q4 2020	572	572	50,644	88.54	50,644	88.54
Total 2020	33,304	33,304	1,983,047	59.54	2,011,273	60.39

TOTAL PROPERTY TYPES

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	—	—	—	—	—	—
Q2 2019	37,952	37,952	1,789,997	47.16	1,789,997	47.16
Q3 2019	127,710	127,710	6,765,891	52.98	6,776,495	53.06
Q4 2019	141,953	141,953	7,249,867	51.07	7,319,284	51.56
Total 2019	307,615	307,615	15,805,755	51.38	15,885,776	51.64

Q1 2020	61,588	61,588	3,115,898	50.59	3,161,813	51.34
Q2 2020	217,869	217,869	12,305,072	56.48	12,549,572	57.60
Q3 2020	191,734	191,734	14,772,384	77.05	15,018,254	78.33
Q4 2020	71,226	71,226	4,683,765	65.76	4,764,321	66.89
Total 2020	542,417	542,417	34,877,120	64.30	35,493,961	65.44
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2019
Lease expirations - Washington, DC region in-service properties [1,2,3]

as of March 31, 2019

OFFICE

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	934,978	658,958	28,682,358	43.53	28,507,908	43.26	[4]
2020	1,285,576	1,238,103	54,558,742	44.07	55,940,589	45.18
2021	974,265	966,127	54,688,978	56.61	57,447,508	59.46
2022	636,899	612,716	27,621,015	45.08	29,714,717	48.50
2023	375,514	365,209	18,760,626	51.37	20,742,800	56.80
2024	715,084	676,896	36,354,263	53.71	40,032,552	59.14
2025	354,236	210,575	9,522,178	45.22	10,758,494	51.09
2026	376,462	319,506	27,184,589	85.08	31,184,357	97.60
2027	522,950	370,933	20,668,585	55.72	23,495,121	63.34
2028	331,250	311,475	17,582,558	56.45	21,296,445	68.37
Thereafter	1,716,004	1,315,817	87,742,906	66.68	114,673,273	87.15

RETAIL

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	33,514	25,136	2,616,388	104.09	2,616,388	104.09	[4]
2020	53,744	52,329	3,469,130	66.29	3,481,096	66.52
2021	52,209	50,738	3,732,379	73.56	3,831,719	75.52
2022	40,918	37,599	2,403,773	63.93	2,484,128	66.07
2023	89,801	86,680	5,330,577	61.50	5,556,555	64.10
2024	29,645	24,386	1,517,524	62.23	1,664,261	68.25
2025	77,110	77,110	3,005,517	38.98	3,269,778	42.40
2026	33,594	32,387	2,332,669	72.02	2,519,480	77.79
2027	39,300	34,130	2,501,818	73.30	2,879,739	84.37
2028	78,160	61,645	1,481,402	24.03	1,680,860	27.27
Thereafter	69,619	69,619	3,499,980	50.27	3,938,614	56.57

TOTAL PROPERTY TYPES

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	968,492	684,094	31,298,746	45.75	31,124,296	45.50	[4]
2020	1,339,320	1,290,432	58,027,872	44.97	59,421,685	46.05
2021	1,026,474	1,016,865	58,421,357	57.45	61,279,227	60.26
2022	677,817	650,315	30,024,788	46.17	32,198,845	49.51
2023	465,315	451,889	24,091,203	53.31	26,299,355	58.20
2024	744,729	701,282	37,871,787	54.00	41,696,813	59.46
2025	431,346	287,685	12,527,695	43.55	14,028,272	48.76
2026	410,056	351,893	29,517,258	83.88	33,703,837	95.78
2027	562,250	405,063	23,170,403	57.20	26,374,860	65.11
2028	409,410	373,120	19,063,960	51.09	22,977,305	61.58
Thereafter	1,785,623	1,385,436	91,242,886	65.86	118,611,887	85.61
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

`

Q1 2019
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]

as of March 31, 2019

OFFICE

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	249,990	69,212	4,134,026	59.73	4,134,026	59.73	[4]
Q2 2019	105,679	105,679	4,567,411	43.22	4,567,411	43.22
Q3 2019	400,312	397,875	14,759,635	37.10	14,782,209	37.15
Q4 2019	178,997	86,192	5,221,286	60.58	5,024,262	58.29
Total 2019	934,978	658,958	28,682,358	43.53	28,507,908	43.26

Q1 2020	429,486	415,540	22,094,223	53.17	22,831,121	54.94
Q2 2020	238,242	234,781	8,651,269	36.85	8,965,728	38.19
Q3 2020	133,146	130,378	6,887,568	52.83	7,054,704	54.11
Q4 2020	484,702	457,406	16,925,682	37.00	17,089,036	37.36
Total 2020	1,285,576	1,238,103	54,558,742	44.07	55,940,589	45.18
RETAIL

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	943	943	80,168	85.01	80,168	85.01	[4]
Q2 2019	1,324	1,324	1,020,000	770.39	1,020,000	770.39
Q3 2019	9,631	3,016	85,106	28.21	85,106	28.21
Q4 2019	21,616	19,853	1,431,114	72.09	1,431,114	72.09
Total 2019	33,514	25,136	2,616,388	104.09	2,616,388	104.09

Q1 2020	28,719	28,719	1,872,119	65.19	1,874,272	65.26
Q2 2020	2,734	2,734	242,698	88.77	243,556	89.08
Q3 2020	9,152	7,737	506,659	65.49	511,015	66.05
Q4 2020	13,139	13,139	847,653	64.51	852,254	64.86
Total 2020	53,744	52,329	3,469,130	66.29	3,481,096	66.52

TOTAL PROPERTY TYPES

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2019	250,933	70,155	4,214,194	60.07	4,214,194	60.07	[4]
Q2 2019	107,003	107,003	5,587,411	52.22	5,587,411	52.22
Q3 2019	409,943	400,891	14,844,741	37.03	14,867,315	37.09
Q4 2019	200,613	106,045	6,652,400	62.73	6,455,376	60.87
Total 2019	968,492	684,094	31,298,746	45.75	31,124,296	45.50

Q1 2020	458,205	444,259	23,966,342	53.95	24,705,393	55.61
Q2 2020	240,976	237,515	8,893,967	37.45	9,209,284	38.77
Q3 2020	142,298	138,115	7,394,227	53.54	7,565,719	54.78
Q4 2020	497,841	470,545	17,773,335	37.77	17,941,290	38.13
Total 2020	1,339,320	1,290,432	58,027,872	44.97	59,421,685	46.05
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2019
Lease expirations - CBD properties [1,2,3]

as of March 31, 2019

Boston

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	108,768	107,094	7,435,451	69.43	7,471,451	69.77	[4]
2020	284,451	284,451	19,360,335	68.06	20,089,791	70.63
2021	398,716	320,273	20,328,120	63.47	19,997,260	62.44
2022	448,066	388,662	27,898,368	71.78	28,678,060	73.79
2023	531,267	475,320	34,873,765	73.37	37,079,279	78.01
2024	425,429	401,270	25,658,836	63.94	27,288,042	68.00
2025	803,563	787,048	55,022,624	69.91	60,120,355	76.39
2026	1,008,684	788,270	59,118,465	75.00	64,761,014	82.16
2027	336,877	336,877	28,923,132	85.86	32,092,612	95.27
2028	1,067,545	1,066,195	69,276,409	64.98	75,849,200	71.14
Thereafter	3,317,862	2,893,525	169,757,608	58.67	212,031,791	73.28

Los Angeles

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	43,919	23,845	1,265,623	53.08	1,292,637	54.21	[4]
2020	439,534	235,330	12,689,228	53.92	15,017,482	63.81
2021	351,239	178,446	11,493,391	64.41	12,431,993	69.67
2022	83,809	44,124	2,263,469	51.30	2,476,958	56.14
2023	156,409	82,354	4,991,465	60.61	5,717,033	69.42
2024	113,515	62,433	3,704,094	59.33	4,288,639	68.69
2025	186,894	93,447	5,160,549	55.22	6,117,639	65.47
2026	427,913	235,352	13,785,552	58.57	17,570,926	74.66
2027	13,937	7,665	385,094	50.24	441,434	57.59
2028	195,594	97,797	6,810,228	69.64	9,266,641	94.75
Thereafter	177,303	88,652	6,046,571	68.21	8,930,831	100.74

New York

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	191,131	127,397	10,635,483	83.48	10,635,483	83.48	[4]
2020	575,848	385,076	39,856,456	103.50	39,886,674	103.58
2021	271,773	234,898	32,829,926	139.76	32,860,646	139.89
2022	937,291	785,734	77,719,417	98.91	78,207,555	99.53
2023	154,405	131,337	15,138,624	115.27	15,610,108	118.86
2024	717,977	518,912	54,429,717	104.89	56,295,192	108.49
2025	382,161	304,870	34,310,679	112.54	37,518,439	123.06
2026	596,116	357,520	40,559,533	113.45	42,376,753	118.53
2027	240,939	160,701	16,804,092	104.57	19,661,097	122.35
2028	227,556	201,150	20,663,743	102.73	22,288,312	110.80
Thereafter	3,951,874	3,087,630	310,161,008	100.45	409,481,909	132.62

Q1 2019
Lease expirations - CBD properties (continued) [1,2,3]

as of March 31, 2019

San Francisco

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	76,664	76,664	5,429,720	70.82	5,440,324	70.96
2020	341,406	341,406	25,755,595	75.44	26,145,922	76.58
2021	440,687	440,687	31,329,828	71.09	32,364,601	73.44
2022	438,846	438,846	31,126,977	70.93	33,228,791	75.72
2023	392,495	391,426	29,433,198	75.19	32,042,066	81.86
2024	523,005	523,005	35,401,435	67.69	37,839,402	72.35
2025	277,365	277,365	21,598,680	77.87	25,234,224	90.98
2026	343,563	343,563	26,816,898	78.06	30,124,526	87.68
2027	313,240	306,941	26,253,174	85.53	30,295,584	98.70
2028	467,382	460,415	37,484,292	81.41	44,775,614	97.25
Thereafter	1,515,093	1,470,813	122,022,081	82.96	155,481,457	105.71

Washington, DC

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	394,233	109,835	7,456,361	67.89	7,268,426	66.18	[4]
2020	184,225	135,337	7,134,452	52.72	7,280,622	53.80
2021	582,837	573,228	40,482,350	70.62	42,648,247	74.40
2022	138,539	111,037	7,466,152	67.24	7,900,023	71.15
2023	51,216	37,790	2,587,524	68.47	2,942,578	77.87
2024	196,280	182,003	13,124,257	72.11	14,563,175	80.02
2025	108,535	28,488	1,788,096	62.77	2,040,001	71.61
2026	324,548	266,385	25,011,974	93.89	28,423,941	106.70
2027	219,914	78,430	5,998,622	76.48	6,868,993	87.58
2028	159,216	122,926	8,368,111	68.07	10,058,503	81.83
Thereafter	1,168,860	768,673	59,006,408	76.76	75,607,019	98.36

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2019
Lease expirations - Suburban properties [1,2,3]

as of March 31, 2019

Boston

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	339,235	339,235	13,376,594	39.43	13,376,594	39.43	[4]
2020	114,287	114,287	4,808,359	42.07	4,832,986	42.29
2021	503,091	503,091	19,940,916	39.64	20,453,466	40.66
2022	599,478	599,478	22,863,734	38.14	23,081,905	38.50
2023	247,050	247,050	10,223,099	41.38	11,046,189	44.71
2024	529,721	529,721	23,114,085	43.63	24,777,437	46.77
2025	711,491	711,491	34,613,075	48.65	37,783,663	53.10
2026	316,233	316,233	12,724,722	40.24	17,123,986	54.15
2027	320,650	320,650	12,943,743	40.37	15,468,539	48.24
2028	134,627	134,627	6,096,913	45.29	6,321,073	46.95
Thereafter	526,471	468,987	20,269,411	43.22	23,141,199	49.34

New York

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	55,555	55,555	2,089,152	37.61	2,089,990	37.62	[4]
2020	321,124	321,124	11,799,735	36.75	11,959,353	37.24
2021	116,685	116,685	4,032,527	34.56	4,037,122	34.60
2022	74,619	74,619	2,677,620	35.88	2,731,973	36.61
2023	117,586	117,586	3,816,614	32.46	4,043,332	34.39
2024	459,582	459,582	16,629,232	36.18	17,319,446	37.69
2025	158,204	158,204	6,074,400	38.40	6,488,030	41.01
2026	234,128	234,128	8,594,210	36.71	9,885,333	42.22
2027	217,641	217,641	7,661,856	35.20	8,416,124	38.67
2028	89,828	89,828	3,099,494	34.50	3,503,720	39.00
Thereafter	217,030	217,030	7,867,778	36.25	8,914,152	41.07

San Francisco

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	230,951	230,951	10,376,035	44.93	10,445,451	45.23
2020	201,011	201,011	9,121,524	45.38	9,348,039	46.51
2021	513,070	513,070	15,428,226	30.07	17,998,550	35.08
2022	283,232	283,232	13,862,565	48.94	14,797,067	52.24
2023	176,249	176,249	10,300,816	58.44	12,548,660	71.20
2024	52,528	52,528	1,676,397	31.91	3,871,557	73.70
2025	106,867	106,867	7,195,812	67.33	8,788,973	82.24
2026	—	—	—	—	—	—
2027	32,260	32,260	1,407,353	43.63	2,795,871	86.67
2028	24,512	24,512	1,132,454	46.20	1,521,924	62.09
Thereafter	24,512	24,512	1,070,436	43.67	1,429,695	58.33

Q1 2019
Lease expirations - Suburban properties (continued) [1,2,3]

as of March 31, 2019

Washington, DC

		BXP's Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2019	574,259	574,259	23,842,385	41.52	23,855,870	41.54	[4]
2020	1,155,095	1,155,095	50,893,420	44.06	52,141,063	45.14
2021	443,637	443,637	17,939,006	40.44	18,630,980	42.00
2022	539,278	539,278	22,558,636	41.83	24,298,822	45.06
2023	414,099	414,099	21,503,679	51.93	23,356,777	56.40
2024	548,449	519,279	24,747,530	47.66	27,133,638	52.25
2025	322,811	259,197	10,739,599	41.43	11,988,271	46.25
2026	85,508	85,508	4,505,284	52.69	5,279,896	61.75
2027	342,336	326,634	17,171,780	52.57	19,505,867	59.72
2028	250,194	250,194	10,695,848	42.75	12,918,802	51.64
Thereafter	616,763	616,763	32,236,478	52.27	43,004,869	69.73

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.

[2]	Includes partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q1 2019
Research coverage

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties' performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Jacob Kilstein	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
Barclays Capital	Ross Smotrich	212.526.2306
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citigroup Global Markets	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
D.A. Davidson & Co.	Barry Oxford	212.240.9871
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa / Jason Green	212.446.9462
Goldman Sachs	Andrew Rosivach	212.902.2796
Green Street Advisors	Daniel Ismail	949.640.8780
Jefferies & Co.	Jonathan Petersen / Omotayo Okusanya	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Craig Mailman / Jordan Sadler	917.368.2316 / 917.368.2280
Mizuho Securities	Zachary Silverberg	212.205.7855
Morgan Stanley	Vikram Malhotra	212.761.7064
Morningstar	Michael Wong	312 384 5404
RBC Capital Markets	Mike Carroll	440.715.2649
RW Baird	David Rodgers	216.737.7341
Sandler O'Neill & Partners	Alexander Goldfarb / Daniel Santos	212.466.7937 / 212.466.7927
Scotia Capital Inc.	Nicholas Yulico	212.225.6904
Stifel, Nicolaus & Company	John Guinee / Aaron Wolf	443.224.1307 / 443.224.1206
SunTrust Robinson Humphrey	Michael Lewis	212.319.5659
Wells Fargo Securities	Blaine Heck	443.263.6529

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Molloy	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Thierry Perrein / Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Fitch Ratings	Stephen Boyd	212.908.9153
Moody's Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor's	Michael Souers	212.438.2508

Q1 2019
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP's Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company's share of the amount from the Company's unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from the Company's consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations and their share of fees due to the Company).  Management believes that presenting “BXP's Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company's partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP's Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners' interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financing and guarantees, liquidations and other matters. As a result, presentations of “BXP's Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company's financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP's Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 56.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property's total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company's Consolidated Debt plus (y) the market value of the Company's outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) on and after February 3, 2017, which was the end of the performance period for 2014 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) on and after February 4, 2018, which was the end of the performance period for 2015 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units and (8) on and after February 9, 2019, which was the end of the performance period for 2016 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units plus (z) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2017, 2018 and 2019 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company's capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company's outstanding indebtedness.

Q1 2019
Definitions (continued)
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate, or “EBITDAre,” as net income (loss) attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company's share of EBITDAre from unconsolidated joint ventures less gains on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc. common shareholders.
In some cases the Company also presents (A) BXP's Share of EBITDAre – cash, which is BXP's Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP's Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company's computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company's consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. common shareholders in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP's Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, hedge amortization, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management, and, although the Company’s Fixed Charge Coverage Ratio is not a liquidity measure, as it does not include adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that its Fixed Charge Coverage Ratio provides investors with useful supplemental information regarding the Company’s ability to service its existing fixed charges. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners' share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.'s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q1 2019
Definitions (continued)
Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company's balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company's operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company's real estate across reporting periods and to the operating performance of other companies.
The Company's computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company's operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company's consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being "in-service" upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as "in-service" involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as "in-service," which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being "in-service," and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company's unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP's Share of EBITDAre – cash divided by Adjusted interest expense. BXP's Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP's Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP's Share of interest expense less (1) BXP's Share of hedge amortization and (2) BXP's Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP's Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company's ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property's units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q1 2019
Definitions (continued)
Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, impairment losses, depreciation and amortization expense and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, (losses) gains on sales of real estate, gains (losses) from investments in securities and interest and other income. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent, fair value lease revenue, straight-line ground rent expense adjustment and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. Upon the adoption of ASU-2016-02 “Leases” on January 1, 2019, service income from tenants is included in Lease revenue. Prior to adoption, these amounts were included in the line item for Development and management services revenue. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and is not reflective of the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company's analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as "Same Properties." "Same Properties" therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as "in-service" for that property to be included in "Same Properties." Pages 20 - 23 indicate by footnote the "In-Service Properties" that are not included in "Same Properties."

Q1 2019
Reconciliations

(unaudited and in thousands)
BXP's Share of select items

	Three Months Ended
	31-Mar-19	31-Dec-18
Revenue	$725,767	$705,157
Partners' share of revenue from consolidated joint ventures (JVs)	(77,105)	(75,050)
BXP's share of revenue from unconsolidated JVs	39,579	39,680
BXP's Share of revenue	$688,241	$669,787

Straight-line rent	$22,483	$1,830
Partners' share of straight-line rent from consolidated JVs	(2,242)	(91)
BXP's share of straight-line rent from unconsolidated JVs	3,014	3,748
BXP's Share of straight-line rent	$23,255	$5,487

Fair value lease revenue [1]	$6,248	$6,076
Partners' share of fair value lease revenue from consolidated JVs [1]	(1,923)	(1,917)
BXP's share of fair value lease revenue from unconsolidated JVs [1]	972	960
BXP's Share of fair value lease revenue [1]	$5,297	$5,119

Lease termination income	$6,936	$4,775
Partners' share of termination income from consolidated JVs	(118)	(115)
BXP's share of termination income from unconsolidated JVs	36	27
BXP's Share of termination income	$6,854	$4,687

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners' share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP's share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP's Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Capitalized internal leasing and external legal costs	$1,175	$2,621
Partners' share of capitalized internal leasing and external legal costs from consolidated JVs	(46)	(34)
BXP's share of capitalized internal leasing and external legal costs from unconsolidated JVs	119	162
BXP's Share of capitalized internal leasing and external legal costs	$1,248	$2,749

Hedge amortization	$1,579	$1,579
Partners' share of hedge amortization from consolidated JVs	(144)	(144)
BXP's share of hedge amortization from unconsolidated JVs	—	—
BXP's Share of hedge amortization	$1,435	$1,435

Depreciation and amortization	$164,594	$165,439
Noncontrolling interests in property partnerships' share of depreciation and amortization	(18,002)	(19,067)
BXP's share of depreciation and amortization from unconsolidated JVs	15,470	17,576
BXP's Share of depreciation and amortization	$162,062	$163,948

Lease transaction costs that qualify as rent inducements [2]	$879	$3,989
Partners' share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	—	(170)
BXP's share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	173	379
BXP's Share of lease transaction costs that qualify as rent inducements [2]	$1,052	$4,198

2nd generation tenant improvements and leasing commissions	$124,143	$65,012
Partners' share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(16,484)	(7,756)
BXP's share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	1,284	3,156
BXP's Share of 2nd generation tenant improvements and leasing commissions	$108,943	$60,412

Q1 2019
Reconciliations (continued)

BXP's Share of select items (continued)

	Three Months Ended
	31-Mar-19	31-Dec-18
Maintenance capital expenditures [3]	$14,516	$16,440
Partners' share of maintenance capital expenditures from consolidated JVs [3]	(189)	(572)
BXP's share of maintenance capital expenditures from unconsolidated JVs [3]	737	919
BXP's Share of maintenance capital expenditures [3]	$15,064	$16,787

Interest expense	$101,009	$100,378
Partners' share of interest expense from consolidated JVs	(10,650)	(10,901)
BXP's share of interest expense from unconsolidated JVs	9,988	10,777
BXP's Share of interest expense	$100,347	$100,254

Capitalized interest	$11,813	$14,172
Partners' share of capitalized interest from consolidated JVs	(1,400)	(1,345)
BXP's share of capitalized interest from unconsolidated JVs	2,172	1,685
BXP's Share of capitalized interest	$12,585	$14,512

Amortization of financing costs	$3,125	$3,101
Partners' share of amortization of financing costs from consolidated JVs	(382)	(382)
BXP's share of amortization of financing costs from unconsolidated JVs	166	167
BXP's Share of amortization of financing costs	$2,909	$2,886

_____________

[1]	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[3]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q1 2019
Reconciliations (continued)

for the three months ended March 31, 2019
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
Revenue
Lease[1]	$68,924	$96,016	$27,572	$192,512
Straight-line rent	4,267	1,169	176	5,612
Fair value lease revenue	4,509	264	—	4,773
Termination income	250	40	—	290
Total lease revenue	77,950	97,489	27,748	203,187
Parking and other	2	1,441	229	1,672
Total rental revenue[2]	77,952	98,930	27,977	204,859
Expenses
Operating	29,582	34,874	12,336	76,792
Net Operating Income (NOI)	48,370	64,056	15,641	128,067

Other income (expense)
Development and management services revenue	—	—	126	126
Interest and other income	533	601	78	1,212
Interest expense	(20,051)	(5,844)	—	(25,895)
Depreciation and amortization expense	(21,443)	(20,282)	(7,668)	(49,393)
General and administrative expense	(35)	(99)	(3)	(137)
Total other income (expense)	(40,996)	(25,624)	(7,467)	(74,087)
Net income	$7,374	$38,432	$8,174	$53,980

BXP's nominal ownership percentage	60.00%	55.00%	95.00%

Partners' share of NOI (after priority allocations) [3]	$18,677	$27,960	$448	$47,085
BXP's share of NOI (after priority allocations)	$29,693	$36,096	$15,193	$80,982
Unearned portion of capitalized fees [4]	$459	$184	$54	$697

Partners' share of select items [3]
Partners' share hedge amortization	$144	$—	$—	$144
Partners' share of amortization of financing costs	$346	$36	$—	$382
Partners' share of capitalized interest	$362	$1,038	$—	$1,400
Partners' share of lease transaction costs that qualify as rent inducements	$—	$—	$—	$—
Partners' share of management and other fees	$671	$866	$48	$1,585
Partners' share of basis differential and other adjustments	$(19)	$12	$(41)	$(48)
Partners' share of priority allocations	$—	$—	$286	$286

Reconciliation of Partners' share of EBITDAre [3]
Partners' NCI	$2,298	$16,416	$116	$18,830
Add:
Partners' share of interest expense	8,020	2,630	—	10,650
Partners' share of depreciation and amortization expense after BXP's basis differential	8,558	9,102	342	18,002
Partners' share of EBITDAre	$18,876	$28,148	$458	$47,482

Reconciliation of Partners' share of Net Operating Income (Loss) (NOI) [3]
Rental revenue [2]	$31,181	$44,519	$1,399	$77,099
Less: Termination income	100	18	—	118
Rental revenue (excluding termination income) [2]	31,081	44,501	1,399	76,981
Less: Operating expenses (including partners' share of management and other fees)	12,504	16,559	665	29,728
Priority allocations	—	—	286	286
NOI (excluding termination income and after priority allocations)	$18,577	$27,942	$448	$46,967

Rental revenue (excluding termination income) [2]	$31,081	$44,501	$1,399	$76,981
Less: Straight-line rent	1,707	526	9	2,242
Fair value lease revenue	1,804	119	—	1,923
Add: Lease transaction costs that qualify as rent inducements	—	—	—	—
Subtotal	27,570	43,856	1,390	72,816
Less: Operating expenses (including partners' share of management and other fees)	12,504	16,559	665	29,728
Priority allocations	—	—	286	286
NOI - cash (excluding termination income and after priority allocations)	$15,066	$27,297	$439	$42,802

Q1 2019
Reconciliations (continued)

for the three months ended March 31, 2019
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
Reconciliation of Partners' share of Revenue [3]	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures

Rental revenue [2]	$31,181	$44,519	$1,399	$77,099
Add: Development and management services revenue	—	—	6	6
Revenue	$31,181	$44,519	$1,405	$77,105

_________

[1]	Lease revenue includes recoveries from tenants and service income from tenants.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
3 Amounts represent the partners' share based on their respective ownership percentage.
4 Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company's net income.

Q1 2019
Reconciliations (continued)

for the three months ended March 31, 2019
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
Revenue
Lease [3]	$6,362	$5,718	$7,086	$8,351		$1,716	$4,547	$16,741		$14,536	$2,334	$67,391
Straight-line rent	11	53	1,685	(171)		363	(56)	1,967		1,555	376	5,783
Fair value lease revenue	—	—	—	—		—	—	96		934	—	1,030
Termination income	18	—	—	50		—	—	—		—	—	68
Total lease revenue	6,391	5,771	8,771	8,230		2,079	4,491	18,804		17,025	2,710	74,272
Parking and other	7	209	627	400		55	125	3,162		1,874	1,467	7,926
Total rental revenue [4]	6,398	5,980	9,398	8,630		2,134	4,616	21,966		18,899	4,177	82,198
Expenses
Operating	3,422	2,496	3,725	3,549		815	1,773	5,706		6,842	2,101	30,429
Net operating income	2,976	3,484	5,673	5,081		1,319	2,843	16,260		12,057	2,076	51,769

Other income/(expense)
Interest and other income	86	96	1	72		82	26	201		1	373	938
Interest expense	(1,134)	(1,455)	(2,105)	(2,075)		(612)	(1,104)	(4,924)		(6,974)	(373)	(20,756)
Depreciation and amortization expense	(1,976)	(1,065)	(6,114)	(1,494)		(747)	(943)	(4,911)		(9,617)	(1,778)	(28,645)
General and administrative expense	(22)	(10)	(18)	(16)		—	(3)	(6)		(16)	(159)	(250)
Total other income/(expense)	(3,046)	(2,434)	(8,236)	(3,513)		(1,277)	(2,024)	(9,640)		(16,606)	(1,937)	(48,713)
Net income/(loss)	$(70)	$1,050	$(2,563)	$1,568		$42	$819	$6,620		$(4,549)	$139	$3,056

BXP's nominal ownership percentage	60%	50%	20%	25%		50%	30%	50%		55%

BXP's share of select items
BXP's share of amortization of financing costs	$20	$10	$5	$22	[5]	$18	$4	$13		$71	$3	$166
BXP's share of capitalized interest	$—	$—	$44	$—	[5]	$—	$—	$—		$—	$2,128	$2,172
BXP's share of non-cash termination income adjustment (fair value lease amounts)	$—	$—	$—	$—	[5]	$—	$—	$—		$—	$—	$—

Reconciliation of BXP's share of EBITDAre
Income/(loss) from unconsolidated joint ventures	$122	$481	$(521)	$403	[5]	$17	$245	$1,826		$(2,502)	$142	$213
Add:
BXP's share of interest expense	680	728	421	1,038		306	331	2,462		3,836	186	9,988
BXP's share of depreciation and amortization expense	1,022	577	1,230	1,130	[5]	378	283	4,886	[6]	5,289	675	15,470
BXP's share of EBITDAre	$1,824	$1,786	$1,130	$2,571		$701	$859	$9,174		$6,623	$1,003	$25,671

Q1 2019
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES
Reconciliation of BXP's share of Net Operating Income/(Loss)	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
BXP's share of rental revenue [4]	$3,839	$2,990	$1,880	$4,315	[5]	$1,067	$1,385	$11,930	[6]	$10,394	$1,779	$39,579
BXP's share of operating expenses	2,053	1,248	745	1,775	[5]	408	532	2,853		3,763	853	14,230
BXP's share of net operating income/(loss)	1,786	1,742	1,135	2,540	[5]	659	853	9,077		6,631	926	25,349
Less:
BXP's share of termination income	11	—	—	25	[5]	—	—	—		—	—	36
BXP's share of net operating income/(loss) (excluding termination income)	1,775	1,742	1,135	2,515	[5]	659	853	9,077		6,631	926	25,313
Less:
BXP's share of straight-line rent	7	27	337	(86)	[5]	182	(17)	1,521	[6]	855	188	3,014
BXP's share of fair value lease revenue	—	—	—	—	[5]	—	—	458	[6]	514	—	972
Add:
BXP's share of lease transaction costs that qualify as rent inducements	—	61	—	—	[5]	—	—	112		—	—	173
BXP's share of net operating income/(loss) - cash (excluding termination income)	$1,768	$1,776	$798	$2,601	[5]	$477	$870	$7,210		$5,262	$738	$21,500

Reconciliation of BXP's share of Revenue
BXP's share of rental revenue [4]	$3,839	$2,990	$1,880	$4,315	[5]	$1,067	$1,385	$11,930	[6]	$10,394	$1,779	$39,579
Add:
BXP's share of development and management services revenue	—	—	—	—		—	—	—		—	—	—
BXP's share of revenue	$3,839	$2,990	$1,880	$4,315	[5]	$1,067	$1,385	$11,930		$10,394	$1,779	$39,579

_____________

[1]	Annapolis Junction includes three in-service properties and two undeveloped land parcels.

[2]	Includes The Hub on Causeway, 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility and 3 Hudson Boulevard.

[3]	Lease revenue includes recoveries from tenants and service income from tenants.

[4]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

[5]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[6]	The Company's purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

Q1 2019
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

Three Months Ended
31-Mar-18
Revenue
Rental
Base rent	$519,507
Recoveries from tenants	95,118
Parking and other	26,134
Total rental revenue	640,759
Hotel revenue	9,102
Development and management services	8,405
Direct reimbursements of payroll and related costs from management services contracts	2,885
Total revenue	661,151
Expenses
Operating
Rental	240,329
Hotel	8,073
General and administrative	35,894
Payroll and related costs from management services contracts	2,885
Transaction costs	21
Depreciation and amortization	165,797
Total expenses	452,999
Other income (expense)
Income from unconsolidated joint ventures	461
Gains on sales of real estate	96,397
Interest and other income	1,648
Losses from investments in securities	(126)
Interest expense	(90,220)
Net income	216,312
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(17,234)
Noncontrolling interest - common units of the Operating Partnership	(20,432)
Net income attributable to Boston Properties, Inc.	178,646
Preferred dividends	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$176,021

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$1.14
Net income attributable to Boston Properties, Inc. per share - diluted	$1.14